File Nos. 33-42162
                                                                      811-6377

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.
[  ]


      Post-Effective Amendment No. 22                                   [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 22                                                  [ X ]


                        (Check appropriate box or boxes.)

                          DREYFUS MUNICIPAL FUNDS, INC.
                 (Formerly, DREYFUS BASIC MUNICIPAL FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
       X    on January 1, 2004 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on (date) pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on (date) pursuant to paragraph (a)(ii) of Rule 485
      ----


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      --


Dreyfus Municipal Funds, Inc.

Two investment choices seeking current income, safety of principal, and liquidity by investing in high quality, short-term municipal securities

PROSPECTUS January 1, 2004

DREYFUS BASIC MUNICIPAL MONEY MARKET FUND
DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Funds
--------------------------------------------------------------------------------

Introduction                                                               1

Goal/Approach                                                              2

Main Risks                                                                 3

Past Performance                                                           4

Expenses                                                                   5

Management                                                                 7

Financial Highlights                                                       8

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                           9

Distributions and Taxes                                                   12

Services for Fund Investors                                               13

Instructions for Regular Accounts                                         14

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.

The Funds

Dreyfus BASIC Municipal Money Market Fund
--------------------------

Ticker Symbol: DBMXX

Dreyfus BASIC New Jersey Municipal Money Market Fund
-------------------------

Ticker Symbol: DBJXX

INTRODUCTION

This combined prospectus has been prepared for your convenience so that you can consider two investment choices in one document. Each fund is a money market fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, each fund is required to invest its assets in the securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.


What these funds are -- and aren't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. Each strives to reach its stated goal, although as with all mutual funds, neither fund can offer guaranteed results.

An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

The Funds



(PAGE 1)

GOAL/APPROACH

Dreyfus BASIC Municipal Money Market Fund


THE MONEY MARKET FUND seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.


To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.


Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations.



Concepts to understand


MUNICIPAL OBLIGATIONS: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal obligations are typically of two types:


* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


Dreyfus BASIC New Jersey Municipal Money Market Fund


THE NEW JERSEY MONEY MARKET FUND seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.


To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable New Jersey municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that provide income subject to New Jersey state personal income tax, but not federal income tax.


Although the fund's objective is to generate income exempt from federal and New Jersey state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income free from federal but not New Jersey state income tax.




(PAGE 2)

MAIN RISKS

Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in either fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

While each fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

* interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

* interest rates could drop, thereby reducing the fund's yield

* any of the fund's holdings could have its credit rating downgraded or could default

The New Jersey Money Market Fund is subject to certain additional risks:

* New Jersey's economy and revenues underlying its municipal obligations may decline

* the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state


Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.


Each fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Concepts to understand


CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, each fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.


The Funds


(PAGE 3)

PAST PERFORMANCE

Dreyfus BASIC Municipal Money Market Fund

The bar chart and table shown below illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total returns as of 12/31 each year (%)

2.56    2.92    3.93    3.23    3.36    3.20    2.92    3.76    2.49    1.17
 93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q2 '95                     +1.04%

WORST QUARTER:                   Q3 '02                     +0.28%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 0.53%.

--------------------------------------------------------------------------------

Average annual total returns AS OF 12/31/02

1 Year                          5 Years                        10 Years
--------------------------------------------------------------------------------
1.17%                            2.70%                           2.95%

For the fund's current yield, call toll-free: 1-800-645-6561.

Dreyfus BASIC New Jersey Municipal Money Market Fund

The bar chart and table shown below illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total returns as of 12/31 each year (%)

                       3.30    3.15    2.87    2.70    2.59    2.61    1.22
93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '00                     +0.94%

WORST QUARTER:                   Q4 '02                     +0.28%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 0.56%.
--------------------------------------------------------------------------------


Average annual total returns AS OF 12/31/02

                                                            Since inception
1 Year                          5 Years                        (12/1/95)
--------------------------------------------------------------------------------

1.22%                            2.59%                           2.79%

For the fund's current yield, call toll-free: 1-800-645-6561.


(PAGE 4)

EXPENSES

Dreyfus BASIC Municipal Money Market Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.


From time to time, Dreyfus may further limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the yield of the fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.
--------------------------------------------------------------------------------


Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.50%


Shareholder services fee                                                 0.05%

Other expenses                                                           0.06%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.61%

Fee waiver and/or expense reimbursement                                 (0.16%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

*UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2005.


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $179                                  $324                                  $747

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the fund to help keep operating expenses lower.

The Funds



(PAGE 5)

EXPENSES (CONTINUED)

Dreyfus BASIC New Jersey Municipal Money Market Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.


From time to time, Dreyfus may further limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the yield of the fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.
--------------------------------------------------------------------------------


Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                             $5.00

Account closeout fee*                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                             $5.00

Checkwriting charge                                                      $2.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.50%

Shareholder services fee                                                 0.04%

Other expenses                                                           0.09%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.63%

Fee waiver and/or expense reimbursement                                 (0.18%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                 0.45%

**UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2005.

Expense example

1 Year                            3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$46                                $184                                 $333                                  $769

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: the fee paid from your account and retained by the fund to help keep operating expenses lower.




(PAGE 6)

MANAGEMENT


The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund paid Dreyfus a management fee at the annual rate of 0.34% and 0.32%, respectively, of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Each fund, Dreyfus and Dreyfus Service Corporation (the funds' distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Funds



(PAGE 7)

FINANCIAL HIGHLIGHTS

The following tables describe each fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for each fund, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                              YEAR ENDED AUGUST 31,
DREYFUS BASIC MUNICIPAL MONEY MARKET FUND                                        2003       2002       2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .009       .013      .032       .034       .029

 Distributions:          Dividends from investment income -- net               (.009)     (.013)    (.032)     (.034)     (.029)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total Return (%)                                                                 .87       1.36      3.26       3.47       2.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .45        .45       .45        .45        .45

 Ratio of net investment income to average net assets                             .87       1.35      3.22       3.39       2.86

 Decrease reflected in above expense ratios due to undertakings by Dreyfus        .16        .15       .15        .15        .15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        383,146    415,962   452,448    490,964    609,532



                                                                                              YEAR ENDED AUGUST 31,
 DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND                             2003       2002       2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .009       .014      .032       .033       .026

 Distributions:          Dividends from investment income -- net               (.009)     (.014)    (.032)     (.033)     (.026)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total Return (%)                                                                 .89       1.46      3.26       3.32       2.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .45        .45       .45        .45        .45

 Ratio of net investment income to average net assets                             .87       1.45      3.21       3.27       2.59

 Decrease reflected in above expense ratios due to undertakings by Dreyfus        .18        .17       .16        .18        .20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        142,099    124,846   127,589    122,340    111,946



(PAGE 8)

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in a fund. Your price for fund shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The funds use the amortized cost method of valuing securities. This method of valuation is designed to enable the funds to price their shares at $1.00 per share. When calculating NAV, each fund's investments generally are valued by an independent pricing service approved by the board. The pricing service's procedures are reviewed under the general supervision of the board. Because the funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $25,000            $1,000 (INCLUDING FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS)

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

AMORTIZED COST: a method of valuing a money market fund's securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit each fund to maintain a stable NAV.

Your Investment


(PAGE 9)

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

* if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online through Dreyfus.com

Proceeds                   Minimum              Maximum
sent by                    phone/online         phone/online
--------------------------------------------------------------------------------

CHECK*                     NO MINIMUM           $250,000 PER DAY

WIRE                       $5,000               $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS/
                                                $20,000 PER DAY

DREYFUS                    $1,000               $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                    EVERY 30 DAYS/
                                                $20,000 PER DAY
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                              $5.00

Account closeout fee**                                                    $5.00

Wire and Dreyfus TeleTransfer redemption fee                              $5.00

Checkwriting charge                                                       $2.00

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

** UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


(PAGE 10)

General policies

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the funds' transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the funds' transfer agent takes reasonable measures to confirm that instructions are genuine.

EACH FUND RESERVES THE RIGHT TO:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

* change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect portfolio operations (for example, if it represents more than 1% of a fund's assets).

The funds also may process purchase and sale orders and calculate their NAV on days that the funds' primary trading markets are open, and the funds' management determines to do so.

Small account policy

If your account falls below $10,000 in a fund, you may be asked to increase your balance. If it is still below the relevant minimum after 45 days, the fund may close your account and send you the proceeds.

Your Investment

(PAGE 11)


                            DISTRIBUTIONS AND TAXES


EACH FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal and, for the New Jersey Money Market Fund, New Jersey state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

With regard to the New Jersey Money Market Fund, for New Jersey personal income tax purposes, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey personal income taxes.

THE TAX STATUS OF ANY DISTRIBUTION generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.





(PAGE 12)

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

FOR AUTOMATICALLY REINVESTING the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant fund. A fee also will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $1,000 OR MORE from one Dreyfus fund into another. You are allowed only four exchanges out of a fund in a calendar year. You can request your exchange in writing, by phone, or online through Dreyfus.com. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online through Dreyfus.com, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions.

Dreyfus Express((reg.tm) ) voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account statements

EVERY DREYFUS INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

THROUGH A NATIONWIDE NETWORK of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

EXPERIENCED FINANCIAL CONSULTANTS can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Your Investment



(PAGE 13)

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

   In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 55299
   Boston, MA 02205-8553

By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * Dreyfus BASIC Municipal Money Market Fund DDA# 8900208767

   * Dreyfus BASIC New Jersey Municipal Money Market Fund DDA# 8900279923

   * your account number

   * name(s) of investor(s)

   Return your application with the account number on the application.



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* Dreyfus BASIC Municipal Money Market Fund DDA# 8900208767

* Dreyfus BASIC New Jersey Municipal Money Market Fund DDA# 8900279923

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 55263, Boston, MA 02205-8501

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $5,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.



(PAGE 14)

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

   Online (www.dreyfus.com)

Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment





(PAGE 15)

NOTES

NOTES

For More Information

Dreyfus BASIC Municipal Money Market Fund

Dreyfus BASIC New Jersey Municipal Money Market Fund

each a series of Dreyfus Municipal Funds, Inc.
--------------------------------------

SEC file number:  811-6377

More information on these funds is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation 122-127P0104

Dreyfus  Municipal Funds, Inc.

Two investment choices seeking income exempt from federal income tax

PROSPECTUS January 1, 2004

DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND

DREYFUS PREMIER SELECT MUNICIPAL BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
--------------------------------------------------------------------------------

Introduction                                                                 1

Goal/Approach                                                                2

Main Risks                                                                   4

Past Performance                                                             5

Expenses                                                                     7

Management                                                                   9

Financial Highlights                                                        10

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                            14

Distributions and Taxes                                                     18

Services for Fund Investors                                                 19

Instructions for Regular Accounts                                           21

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.

The Funds


Dreyfus Premier Select Intermediate Municipal Bond Fund
-------------------------------------

Ticker Symbols  CLASS Z: DBIMX

                CLASS A: DPASX

                CLASS B: DPBSX

                CLASS C: DPCSX

Dreyfus Premier Select Municipal Bond Fund
--------------------------------------

Ticker Symbols  CLASS Z: DRMBX

                CLASS A: DMUAX

                CLASS B: DMUBX

                CLASS C: DMUCX


INTRODUCTION


This combined prospectus has been prepared for your convenience so that you can consider two investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund.

The funds each offer different income and return potential, mainly relative to their average maturities. Their share prices will fluctuate.

Each fund invests primarily in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.

What these funds are -- and aren't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. Each strives to reach its stated goal, although as with all mutual funds, neither fund can offer guaranteed results.


An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

The Funds



(PAGE 1)

GOAL/APPROACH

Dreyfus Premier Select Intermediate Municipal Bond Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.


The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including bonds of below investment grade credit quality ("high yield" or "junk" bonds).


The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.


Although the fund's objective is to generate income exempt from federal income tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds.


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, the rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.

DOLLAR-WEIGHTED AVERAGE MATURITY: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.





(PAGE 2)

Dreyfus Premier Select Municipal Bond Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.


The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but there are no specific requirements with respect to average portfolio maturity. The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including high yield ("junk") bonds.


The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.


Although the fund's objective is to generate income exempt from federal income tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds.


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Funds

(PAGE 3)


MAIN RISKS

The principal risks of each fund are discussed below. The value of your investment in a fund will fluctuate, which means you could lose money.

* INTEREST RATE RISK. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer a fund's maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering a fund's share price. Although the funds invest primarily in municipal bonds rated A or better, they may invest in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.


* LIQUIDITY RISK. When there is little or no active trading market for specific types of securities, it can become more difficult to buy or sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically.

* MARKET SECTOR RISK. Each fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.


* LEVERAGING RISK. The use of leverage, such as lending portfolio securities and engaging in forward commitment transactions will magnify the portfolio's gains or losses.


* DERIVATIVES RISK. The funds may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. Each fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Under adverse market conditions, a fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.




(PAGE 4)

PAST PERFORMANCE

Dreyfus Premier Select Intermediate Municipal Bond Fund

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's Class Z performance from year to year. The table compares the fund's average annual total returns for Class Z to those of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged benchmark of total return performance for municipal bonds maturing in the 6-8 year range. Class Z shares are not subject to a sales charge, whereas Class A, B, and C shares are subject to sales charges and, thus, the performance of such classes will be lower than that of Class Z. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Class Z shares generally are not available for new accounts.


Since Class A, B, and C shares have less than one calendar year of performance, past performance information for those share classes is not included in this part of the prospectus. Performance for each share class will vary due to differences in charges and expenses.


After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS Z SHARES

               13.81    4.86    8.76    6.72  (2.46)  11.40    5.63    8.15
93      94      95      96      97      98      99      00      01      02


BEST QUARTER:                    Q1 '95                     +5.16%

WORST QUARTER:                   Q2 '99                     -2.01%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 2.72% FOR CLASS Z SHARES
--------------------------------------------------------------------------------


Average annual total returns AS OF 12/31/02

                                                                                                                  Since
                                                                                                                inception
                                                            1 Year                     5 Years                   (5/4/94)
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z
RETURNS BEFORE TAXES                                         8.15%                      5.79%                      6.57%

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             8.10%                      5.64%                      6.43%

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          6.82%                      5.52%                      6.25%

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     10.35%                      6.07%                      6.51%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE
BEGINNING VALUE ON 5/4/94.

The Funds





(PAGE 5)

PAST PERFORMANCE (CONTINUED)

Dreyfus Premier Select Municipal Bond Fund

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's Class Z performance from year to year. The table compares the fund's average annual total returns for Class Z to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for municipal bonds. Class Z shares are not subject to a sales charge, whereas Class A, B, and C shares are subject to sales charges and, thus, the performance of such classes will be lower than that of Class Z. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Class Z shares generally are not available for new accounts.


Since Class A, B, and C shares have less than one calendar year of performance, past performance information for those share classes is not included in this part of the prospectus. Performance for each share class will vary due to differences in charges and expenses.


After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS Z SHARES

               19.24   4.60    10.93   6.79    (5.71)  13.96   3.43    9.45
93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95                     +7.85%

WORST QUARTER:                   Q1 '96                     -2.46%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 3.33% FOR CLASS Z SHARES
--------------------------------------------------------------------------------


Average annual total returns as of 12/31/02

                                                                                                                  Since
                                                                                                                inception
                                                            1 Year                     5 Years                   (5/6/94)
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z
RETURNS BEFORE TAXES                                         9.45%                      5.37%                      7.05%

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             9.45%                      5.29%                      6.90%

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          7.72%                      5.25%                      6.71%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      9.60%                      6.06%                      6.94%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE
  BEGINNING VALUE ON 5/6/94.




(PAGE 6)

EXPENSES

Dreyfus Premier Select Intermediate Municipal Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS Z
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

A % OF OFFERING PRICE                                                         4.50           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                              NONE*          4.00           1.00           NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

A % OF AVERAGE DAILY NET ASSETS

Management fees                                                                .60            .60            .60            .60

Rule 12b-1 fee                                                                NONE            .50            .75           NONE

Shareholder services fee                                                       .25            .25            .25            .04

Other expenses                                                                 .19            .24            .20            .15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.04           1.59           1.80            .79

Fee waiver and/or expense reimbursements                                      (.34)          (.39)          (.35)          (.34)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                       .70           1.20           1.45            .45

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME
THE EXPENSES OF THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING
SHAREHOLDER SERVICES FEES AND RULE 12B-1 FEES FOR CLASS A, B, AND C SHARES,
TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES, AND
COMMITMENT FEES ON BORROWINGS) DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS
AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED
NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2005.


Expense example

                                                1 Year         3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $518              $734                $967                 $1,634

CLASS B
WITH REDEMPTION                                $522              $764                $1,029               $1,573***

WITHOUT REDEMPTION                             $122              $464                $829                 $1,573***

CLASS C
WITH REDEMPTION                                $248              $532                $942                 $2,087
WITHOUT REDEMPTION                             $148              $532                $942                 $2,087

CLASS Z                                        $46               $218                $405                 $946



*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICES FEE: a fee of 0.25% paid to the fund's distributor (which may pay third parties) with respect to Class A, B, and C shares and a fee of up to 0.25% paid to the fund's distributor with respect to Class Z shares for providing shareholder services.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Funds




(PAGE 7)

EXPENSES (CONTINUED)

Dreyfus Premier Select Municipal Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS Z
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

A % OF OFFERING PRICE                                                         4.50           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                              NONE*          4.00           1.00           NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

A % OF AVERAGE DAILY NET ASSETS

Management fees                                                                .60            .60            .60            .60

Rule 12b-1 fee                                                                NONE            .50            .75           NONE

Shareholder services fee                                                       .25            .25            .25            .06

Other expenses                                                                 .25            .93            .54            .08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.10           2.28           2.14            .74

Fee waiver and/or expense reimbursements                                      (.40)         (1.08)          (.69)          (.29)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                                       .70           1.20           1.45            .45


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


** THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME
THE EXPENSES OF THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING
SHAREHOLDER SERVICES FEES AND RULE 12B-1 FEES FOR CLASS A, B, AND C SHARES,
TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES, AND
COMMITMENT FEES ON BORROWINGS) DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS
AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED
NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2005.


Expense example

                                                1 Year         3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $518              $746                $992                 $1,696

CLASS B
WITH REDEMPTION                                $522              $909                $1,322               $1,953***

WITHOUT REDEMPTION                             $122              $609                $1,122               $1,953***

CLASS C
WITH REDEMPTION                                $248              $604                $1,086               $2,418
WITHOUT REDEMPTION                             $148              $604                $1,086               $2,418

CLASS Z                                        $46               $207                $383                 $891


*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICES FEE: a fee of 0.25% paid to the fund's distributor (which may pay third parties) with respect to Class A, B, and C shares and a fee of up to 0.25% paid to the fund's distributor with respect to Class Z shares for providing shareholder services.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.



(PAGE 8)

MANAGEMENT


The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, Dreyfus Premier Select Intermediate Municipal Bond Fund and Dreyfus Premier Select Municipal Bond Fund paid Dreyfus a management fee at the annual rate of 0.26% and 0.31%, respectively, of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Douglas J. Gaylor has been the primary portfolio manager of each fund since he joined Dreyfus in January 1996.

Each fund, Dreyfus and Dreyfus Service Corporation (the funds' distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Funds



(PAGE 9)

FINANCIAL HIGHLIGHTS

Dreyfus Premier Select Intermediate Municipal Bond Fund


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for the fund, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                           YEAR ENDED AUGUST 31,
CLASS Z                                                                       2003(1)    2002(2)     2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                           13.61      13.65     13.04      12.88      13.56

 Investment operations:  Investment income -- net                               .58(3)     .61(3)      .61        .62        .61

                         Net realized and unrealized gain (loss)
                         on investments                                         (.23)        .13       .64        .17      (.58)

 Total from investment operations                                                 .35        .74      1.25        .79        .03

 Distributions:          Dividends from investment income -- net                (.57)      (.60)     (.61)      (.62)      (.61)

                         Dividends from net realized gain
                         on investments                                         (.03)      (.18)     (.03)      (.01)      (.10)

 Total distributions                                                            (.60)      (.78)     (.64)      (.63)      (.71)

 Net asset value, end of period                                                 13.36      13.61     13.65      13.04      12.88

 Total Return (%)                                                                2.60       5.62      9.82       6.36        .11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .45        .45       .45        .45        .45

 Ratio of net investment income to average net assets                            4.24       4.53      4.60       4.86       4.55

 Decrease reflected in above expense ratios due to undertakings by Dreyfus        .34        .30       .34        .34        .33

 Portfolio turnover rate                                                        29.19      12.05     47.00      40.46      60.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        134,920    131,013   114,712     99,313    110,344

(1) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 31, 2003.
THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002
WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01 AND DECREASE
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
$.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
4.46% TO 4.53%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION


(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.




(PAGE 10)

                                                                                                  PERIOD ENDED AUGUST 31, 2003(1)
                                                                                                  CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                               13.70       13.70       13.70

 Investment operations:  Investment income -- net(2)                                                  .19         .15         .15

                         Net realized and unrealized gain (loss) on investments                     (.32)       (.30)       (.32)

 Total from investment operations                                                                   (.13)       (.15)       (.17)

 Distributions:          Dividends from investment income -- net                                    (.22)       (.19)       (.17)

 Net asset value, end of period                                                                     13.35       13.36       13.36

 Total Return (%)(3,4)                                                                              (.78)       (.89)      (1.02)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets(5)                                                           .70        1.20        1.45

 Ratio of net investment income to average net assets(5)                                             3.82        3.32        3.07

 Decrease reflected in above expense ratios due to undertaking by Dreyfus(5)                          .34         .39         .35

 Portfolio turnover rate(3)                                                                         29.19       29.19       29.19
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                              2,671         221       1,293

(1)  FROM MARCH 31, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2003.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  EXCLUSIVE OF SALES CHARGE.

(5)  ANNUALIZED.


The Funds

(PAGE 11)


FINANCIAL HIGHLIGHTS (CONTINUED)

Dreyfus Premier Select Municipal Bond Fund


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for the fund, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                               YEAR ENDED AUGUST 31,
CLASS Z                                                                         2003(1)    2002(2)     2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                           13.66      13.69     13.11      12.98      14.01

 Investment operations:  Investment income -- net                               .64(3)     .66(3)      .67        .66        .66

                         Net realized and unrealized gain (loss)
                         on investments                                         (.23)      (.03)       .58        .13      (.86)

 Total from investment operations                                                 .41        .63      1.25        .79      (.20)

 Distributions:          Dividends from investment income -- net                (.63)      (.65)     (.67)      (.66)      (.66)

                         Dividends from net realized gain
                         on investments                                            --      (.01)     .00(4)  (.00)(4)      (.17)

 Total distributions                                                            (.63)      (.66)     (.67)      (.66)      (.83)

 Net asset value, end of period                                                 13.44      13.66     13.69      13.11      12.98

 Total Return (%)                                                                3.10       4.72      9.80       6.41     (1.63)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .45        .45       .45        .45        .45

 Ratio of net investment income to average net assets                            4.62       4.90      5.01       5.22       4.79

 Decrease reflected in above expense ratios due to undertakings by Dreyfus        .29        .29       .32        .33        .31

 Portfolio turnover rate                                                        33.72      31.28     53.90      58.05      87.54
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        231,453    248,125   260,346    227,010    246,861

(1) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 31, 2003.
THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002
WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.86% TO 4.90%. PER-SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



(PAGE 12)


                                                                                                  PERIOD ENDED AUGUST 31, 2003(1)
                                                                                                  CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                               13.75       13.75       13.75

 Investment operations:  Investment income -- net(2)                                                  .15         .20         .16

                         Net realized and unrealized gain (loss) on investments                     (.20)       (.29)       (.27)

 Total from investment operations                                                                   (.05)       (.09)       (.11)

 Distributions:          Dividends from investment income -- net                                    (.25)       (.22)       (.20)

 Net asset value, end of period                                                                     13.45       13.44       13.44

 Total Return (%)(3,4)                                                                              (.42)       (.65)       (.80)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets(5)                                                           .70        1.20        1.45

 Ratio of net investment income to average net assets(5)                                             4.03        4.87        3.57

 Decrease reflected in above expense ratios due to undertaking by Dreyfus(5)                          .40        1.08         .69

 Portfolio turnover rate(3)                                                                         33.72       33.72       33.72
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                              1,251          31          23

(1)  FROM MARCH 31, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2003.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  EXCLUSIVE OF SALES CHARGE.

(5)  ANNUALIZED.


The Funds

(PAGE 13)


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.


YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.



* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class Z shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.


* CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS Z shares generally are offered only to existing shareholders of the fund who have continuously maintained a fund account since March 30, 2003, and are not available for new accounts.


Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.




(PAGE 14)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                 Sales charge              Sales charge
                                 deducted as a %           as a % of your
Your investment                  of offering price         net investment
--------------------------------------------------------------------------------

Less than $50,000                4.50%                     4.70%

$50,000 -- $99,999               4.00%                     4.20%

$100,000 -- $249,999             3.00%                     3.10%

$250,000 -- $499,999             2.50%                     2.60%

$500,000 -- $999,999             2.00%                     2.00%

$1 million or more*              0.00%                     0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS Z -- NO SALES LOAD OR RULE 12B-1 FEES

Class Z shares generally are not available for new accounts.

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are generally valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $10,000            $1,000 (INCLUDING FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS)

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Your Investment


(PAGE 15)

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online

Proceeds                   Minimum              Maximum
sent by                    phone/online         phone/online
--------------------------------------------------------------------------------

CHECK*                     NO MINIMUM           $250,000 PER DAY

WIRE                       $5,000               $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS/
                                                $20,000 PER DAY

DREYFUS                    $1,000               $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                    EVERY 30 DAYS/
                                                $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


(PAGE 16)

General policies


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


EACH FUND RESERVES THE RIGHT TO:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

* change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of a fund's assets).

Small account policy

If your account falls below $5,000 in either fund, you may be asked to increase your balance. If it is still below the relevant minimum after 45 days, the fund may close your account and send you the proceeds.

Your Investment

(PAGE 17)


DISTRIBUTIONS AND TAXES


EACH FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


(PAGE 18)

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                               (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Checkwriting privilege (Class A and Z only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A or Class Z shares in amounts of $1,000 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $1,000 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. Class Z shares also may exchange into other select Dreyfus funds. You can request your exchange by contacting your financial representative. Class Z shareholders also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Your Investment


(PAGE 19)

SERVICES FOR FUND INVESTORS (CONTINUED)

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or, for Class Z shareholders, online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on you account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Dreyfus Express((reg.tm)) voice-activated account access (Class Z only)

CLASS Z SHAREHOLDERS CAN MANAGE THEIR DREYFUS ACCOUNTS, check account balances, purchase fund shares, transfer money between Dreyfus funds, get price and yield information and much more -- at their convenience -- by calling 1-800-645-6561. Certain requests may require the services of a Dreyfus representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.



(PAGE 20)


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

   In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 55268
   Boston, MA 02205-8502
   Attn: Institutional Processing

By Telephone

WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* Dreyfus Premier Select Intermediate Municipal Bond Fund DDA# 8900088451

* Dreyfus Premier Select Municipal Bond Fund DDA# 8900088443

* the share class

* your account number

* name(s) of investor(s)

Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund

P.O. Box 55268, Boston, MA 02205-8502 Attn: Institutional Processing



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* Dreyfus Premier Select Intermediate Municipal Bond Fund DDA# 8900088451

* Dreyfus Premier Select Municipal Bond Fund DDA# 8900088443

* the share class

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a redemption check (Class A and Z only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 55268, Boston, MA 02205-8502

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $5,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Class Z shareholders should call 1-800-645-6561. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Your Investment




(PAGE 21)

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

   Online (www.dreyfus.com)

Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.



(PAGE 22)

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Select Intermediate Municipal Bond Fund

Dreyfus Premier Select Municipal Bond Fund


each a series of Dreyfus Municipal Funds, Inc.
--------------------------------------


SEC file number:  811-6377

More information on these funds is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation 319-393P0104NA

(PAGE)

------------------------------------------------------------------------------
                        DREYFUS MUNICIPAL FUNDS, INC.
                  DREYFUS BASIC MUNICIPAL MONEY MARKET FUND
             DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND

                     STATEMENT OF ADDITIONAL INFORMATION

                               JANUARY 1, 2004

------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Municipal Money Market Fund ("Money Market Fund"), and Dreyfus BASIC New Jersey Municipal Money Market Fund ("New Jersey Fund"), each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Municipal Funds, Inc. (the "Company"), dated January 1, 2004, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:



                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS

                                                                          PAGE
Description of the Company and Funds....................................... B-2
Management of the Company..................................................B-11
Management Arrangements....................................................B-15
Shareholder Services Plan..................................................B-17
How to Buy Shares..........................................................B-18
How to Redeem Shares.......................................................B-19
Shareholder Services.......................................................B-22
Determination of Net Asset Value...........................................B-24
Dividends, Distributions And Taxes.........................................B-25
Portfolio Transactions.....................................................B-26
Performance Information....................................................B-27
Information About the Company and Funds....................................B-28
Counsel and Independent Auditors...........................................B-29
Appendix A.................................................................B-30
Appendix B.................................................................B-41



(PAGE)



                     DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Maryland corporation that commenced operations on December 16, 1991. The Company is an open-end management investment company, known as a mutual fund. The Money Market Fund and New Jersey Fund are known as municipal money market funds. Each Fund must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less. As a municipal fund, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Prospectus.


      MUNICIPAL BONDS. As a fundamental policy, the Money Market Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds. As a fundamental policy, the New Jersey Fund normally invests at least 80% of the value of its net asset (plus any borrowings for investment purposes) in Municipal Bonds issued by the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and New Jersey State personal income taxes (collectively, "New Jersey Municipal Bonds"). To the extent acceptable New Jersey Municipal Bonds are at any time unavailable for investment by the New Jersey Fund, the New Jersey Fund will invest temporarily in other Municipal Bonds. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest.


      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bonds market, size of a particular offering, maturity of the obligation, and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established for its purchase of Municipal Bonds.

DERIVATIVE PRODUCTS. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Bonds. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are briefly described below.

(1) TAX EXEMPT PARTICIPATION INTERESTS. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) TENDER OPTION BONDS. Tender option bonds grant the holder an option to tender an underlying Municipal Bond at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3) CUSTODIAL RECEIPTS. In a typical custodial receipt arrangement, an issuer of a Municipal Bond deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4) STRUCTURED NOTES. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.


STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The New Jersey Fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax.

      RATINGS OF MUNICIPAL BONDS. Each Fund may invest only in those Municipal Bonds which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Company's Board.


      The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended August 31, 2003, in each case computed on a monthly basis, was as follows:


              or     Moody's     or   Standard &
   Fitch            Investors           Poor's          Percentage of Value
  Ratings         Service, Inc.         Ratings
 ("FITCH")         ("MOODY'S")         Services      MONEY MARKET    NEW JERSEY
                                        ("S&P")          FUND           FUND

F1+/F1            MIG 1/VMIG 1,      SP-1+/SP-1,        84.6%          44.5%
                  P-1                A-1+/A1

AAA/AA            Aaa/Aa             AAA/AA              4.0%           25.8%

Not Rated         Not Rated          Not Rated         11.4%(1)         29.7%(2)

                                                       100.0%          100.0%
___________________

(1) Included in the Not Rated category are securities comprising 11.4% of the Money Market Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

(2) Included in the Not Rated category are securities comprising 29.7% of the New Jersey Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.


      If, subsequent to being purchased by a Fund, (a) an issue of rated Municipal Bonds ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Company's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Company's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Company's Board is subsequently notified of the Manager's actions.


      To the extent the ratings by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Bonds may change as a result of changes in such organization or its rating system, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the Fund's investment policies described in its Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      ILLIQUID SECURITIES. Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund investing in such securities is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund's net assets be invested in Taxable Investments. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments. When the New Jersey Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Bonds are unavailable for investment by the New Jersey Fund, in excess of 20% of the New Jersey Fund's net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the Company anticipates that not more than 5% of the value of a Fund's total assets will be invested in any one category of Taxable Investments.


INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the Fund's Prospectus. A Fund's use of certain of the investment techniques described below may give rise to taxable income.

      BORROWING MONEY. The New Jersey Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The New Jersey Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      LENDING PORTFOLIO SECURITIES. (New Jersey Fund only) The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities. The Fund currently does not intend to lend portfolio securities.

      FORWARD COMMITMENTS. Each Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      GENERAL. Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the Funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions.

      Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Fund seeks to maintain a stable $1.00 share price.

      INVESTING IN MUNICIPAL BONDS. Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each Fund may be subject to greater risk as compared to a comparable municipal money market fund that does not follow this practice.

      Certain municipal lease/purchase obligations in which the Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.


      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by a Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, each Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN NEW JERSEY MUNICIPAL BONDS. (New Jersey Fund only) Since the New Jersey Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Bonds. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Bonds.

      NON-DIVERSIFIED STATUS. Each Fund's classification as a "non-diversified" investment company means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of each Fund's assets may be invested in the securities of a limited number of issuers or industries, the Funds may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


      SIMULTANEOUS INVESTMENTS.   Investment decisions for each Fund are made
independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS


      Each Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (New Jersey Municipal Bonds in the case of the New Jersey
Fund) (or other investments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.


      MONEY MARKET FUND ONLY. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Company's Board members at any time. The Fund may not:


      1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined previously and in the Prospectus for the Fund.


      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

      3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

      4.    Sell securities short or purchase securities on margin.

      5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

      6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein.

      7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Fund.

      8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      9.    Invest in companies for the purpose of exercising control.

      10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

                                    * * *

      NEW JERSEY FUND. The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

      7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

      12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested.

      13.   Invest in companies for the purpose of exercising control.

                                     * * *

      For purposes of Investment Restriction No. 8 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the New Jersey Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."


      If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2 of the New Jersey Fund, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


                          MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

BOARD MEMBERS OF THE COMPANY1

      Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)                 Principal Occupation
POSITION WITH COMPANY      DURING PAST 5 YEARS     OTHER BOARD MEMBERSHIPS AND
(SINCE)                                            AFFILIATIONS

Joseph S. DiMartino (60)   Corporate Director and  The Muscular Dystrophy
Chairman of the Board      Trustee                 Association, DIRECTOR
(1995)                                           Levcor International, Inc., an
                                                   apparel fabric processor,
                                                   DIRECTOR
                                               Century Business Services, Inc.,
                                                a provider of outsourcing
                                                functions for small and medium
                                                size companies, DIRECTOR
                                                The Newark Group, a provider of
                                                a national market of paper
                                                recovery facilities, paperboard
                                                mills and paperboard converting
                                                plants, DIRECTOR

David W. Burke (67)        Corporate Director and  John F. Kennedy Library
Board Member                 Trustee               Foundation, DIRECTOR
(1994)                                             U.S.S. Constitution Museum,
                                                   DIRECTOR

Samuel Chase (71)          Corporate Director and  None
Board Member               Trustee
(1991)

Gordon J. Davis (62)       Partner in the law   Consolidated Edison, Inc., a
Board Member                 firm of LeBoeuf,   utility company, DIRECTOR
(1995)                       Lamb, Greene &     Phoenix Companies, Inc., a life
                             MacRae             insurance company, DIRECTOR
                           President, Lincoln   Board Member/Trustee for several
                             Center for the     not-for-profit groups
                             Performing Arts,
                             Inc. (2001)

Joni Evans (61)            Senior Vice President   None
Board Member                 of the William
(1991)                       Morris Agency

Arnold S. Hiatt (76)       Chairman of The Stride  Isabella Stewart Gardner
Board Member                 Rite Charitable       Museum,TRUSTEE
(1991)                       Foundation            John Merck Fund, a charitable
                                                   trust, TRUSTEE
                                                   Business for Socially
                                                   Responsibility, CHAIRMAN

Burton N. Wallack (53)     President and co-owner  None
Board Member                 of Wallack
(1991)                       Management Company,
                             a real estate
                             management company


--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each composed of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The Company's audit committee met five times and its compensation committee met once during the fiscal year ended August 31, 2003. The nominating and pricing committees did not meet during the last fiscal year.


      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                                     Aggregate Holding of
                                                     Funds in the Dreyfus
NAME OF BOARD MEMBER MONEY MARKET     NEW JERSEY     Family of Funds for
                     FUND             FUND           which RESPONSIBLE AS A
                                                     BOARD MEMBER
Joseph S. DiMartino  $10,001-$50,000  Over $100,000  Over $100,000

David W. Burke       None             None           Over $100,000

Samuel Chase         None             None           $10,001-$50,000

Gordon J. Davis      None             None           $1-$10,000

Joni Evans           $10,001-$50,000  None           $10,001-$50,000

Arnold S. Hiatt      None             None           None

Burton N. Wallack    None             None           None

      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.



      The Company typically pays its Board members an annual retainer of $1,000 and a fee of $250 per meeting attended and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, were as follows:



                                                 Total Compensation
                             Aggregate           From the Company and
                             Compensation        Fund Complex
     NAME OF BOARD MEMBER    FROM THE COMPANY    PAID TO BOARD MEMBER
                             *                   (**)

     Joseph S. DiMartino     $2,813              $815,938 (191)

     David W. Burke          $2,250              $258,250 (87)

     Samuel Chase            $2,250              $  47,750 (15)

     Gordon J. Davis         $2,250              $102,000 (26)

     Joni Evans              $2,250              $  44,000 (15)

     Arnold S. Hiatt         $2,250              $  51,500 (15)

     Burton N. Wallack       $2,250              $  51,500 (15)

_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,521 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

OFFICERS OF THE COMPANY

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer, and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director-Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.  Senior Accounting
      Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.  Senior Accounting
      Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Funds
      Tax Director of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.


      As of December 10, 2003, the Company's Board members and officers, as a group, owned less than 1% of each Fund's outstanding shares of common stock.


      As of December 10, 2003, the following shareholder was known by the Fund to own of record 5% or more of the outstanding shares of the New Jersey
Fund: Barry P. Weiss, 29 Lincoln Street, Demarest, New Jersey 07627-2218 (7.4973%); and Randi L. Weiss, 29 Lincoln Street, Demarest, New Jersey 07627-2218 (5.1790%).



                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

      In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Company.


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.



      The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. The Funds' portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      EXPENSES. All expenses incurred in the operation of a Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds and the Company's other series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund and other series.


      As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended August 31, 2001, 2002 and 2003, the management fees payable, reduction in fees and net fees paid by the Funds were as follows:





       Fund             Management Fee Payable             Reduction in Fee       Net Fees Paid by Fund
                     2001       2002      2003      2001     2002      2003       2001      2002        2003
Money Market Fund  $2,326,10   $2,153  $1,988,677  $677,777 $644,379 $1,509,460   $625,586 $1,648,332   $632,731
New Jersey Fund     $632,731  $641,577 $707,011    $199,194 $223,174   $259,366   $433,537   $418,403   $447,645


------------------------------------------------------------------------------

      As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of such Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, acts as the custodian of each Fund's investments. The Custodian has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                          SHAREHOLDER SERVICES PLAN


      The Company has adopted a Shareholder Services Plan (the "Plan") pursuant to which each Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.


      A quarterly report of the amounts expended under the Plan, with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Company's Board for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


      For the fiscal year ended August 31, 2003, the Money Market Fund paid $204,035 and the New Jersey Fund paid $58,991 under the Plan.



                              HOW TO BUY SHARES


      GENERAL. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that either Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Company reserves the right to reject any purchase order.


      The minimum initial investment is $25,000 for each Fund. Subsequent investments in each Fund must be at least $1,000. The initial investment must be accompanied by the Account Application. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund.

      Shares of each Fund are sold on a continuous basis as the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

      The net asset value per share of each Fund is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of such Fund's shares outstanding. See "Determination of Net Asset Value."

      If your payments for shares of a Fund are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

      Qualified institutions may place telephone orders for purchase of a Fund's shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

      USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer, bank or other financial institution and your order to purchase shares of a Fund is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a securities dealer, bank or other financial institution, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.



      Dreyfus TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                             HOW TO REDEEM SHARES

      GENERAL. The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check or by Dreyfus TELETRANSFER Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds or delay the redemption of such shares for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TELETRANSFER purchase against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption of shares of a Fund is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      TRANSACTION FEES. You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee may apply; however, the Fund will waive the account closeout fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Securities dealers, banks, and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares.

      CHECKWRITING PRIVILEGE. Each Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1,000 or more. Your account will be charged $2.00 for each Check you write; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check, plus any applicable charges, is greater than the value of the shares in your account, the Check will be returned marked insufficient funds and you may be subject to extra charges. Checks should not be used to close an account.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, the Company will initiate payment for shares of a Fund redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, the Company will initiate payment on the next business day. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

     FUND EXCHANGES. You may purchase up to four times per calendar year, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. You will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


     Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.


     DREYFUS DIVIDEND SWEEP. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of other funds in the Dreyfus Family of Funds or shares of a fund advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


          C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                        DETERMINATION OF NET ASSET VALUE

     AMORTIZED COST PRICING. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Company's Board has established, as a particular responsibility within the overall duty of care owed to the Funds' investors, procedures reasonably designed to stabilize each Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Company's Board at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Company's Board. The Service values each Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Company's Board. If such deviation exceeds 1/2%, the Company's Board will consider what actions, if any, will be initiated. In the event the Company's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     NEW YORK STOCK EXCHANGE Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that each Fund qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended August 31, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In the case of a Fund's shares redeemed in connection with any transaction fees, a shareholder will recognize a capital loss in the amount of the fee paid. In general, such loss will be treated as a short-term capital loss if the shares were held for one year or less, or, in the case of shares held for greater than one year, a long-term capital loss.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income.

     With respect to each Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


     Management of the Company believes that the New Jersey Fund has qualified as a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting the New Jersey Fund a "qualified investment fund" are that (i) the Fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Bonds, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

     If the New Jersey Fund continues to qualify as a qualified investment fund and complies with its reporting obligations, (a) dividends and distributions by the New Jersey Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the New Jersey Fund as interest on or gain from New Jersey Municipal Bonds, and (b) gain from the sale of New Jersey Fund shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Fund may represent taxable income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by a Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by either Fund to date.

     Transactions are allocated to various dealers by a Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Funds or other funds managed by the Manager or its affiliates.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

                             PERFORMANCE INFORMATION


     MONEY MARKET FUND. For the seven-day period ended August 31, 2003, the Money Market Fund's yield and effective yield was 0.53%. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, without which such yields would have been 0.38%.

     Based upon the highest 2003 Federal income tax rate of 35.00%, the Money Market Fund's tax equivalent yield for the seven-day period ended August 31, 2003 was 0.82%. Without the above-referenced fee waiver in effect such tax-equivalent yield would have been 0.58%.

     NEW JERSEY FUND. For the seven-day period ended August 31, 2003, the New Jersey Fund's yield and effective yield was 0.60%. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, without which such yields would have been 0.44%.

     Based upon the highest combined 2003 Federal and New Jersey income tax rate of 39.14%, the New Jersey Fund's tax equivalent yield for the seven-day period ended August 31, 2003 was 0.99%. Without the above-referenced fee waiver in effect such tax-equivalent yield would have been 0.72%.


     COMPUTATION OF YIELD. Current yield for a Fund is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state (except with respect to the New Jersey Fund) or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

     From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.


     Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Wiesenberger/Thomson Financial Investment, Lipper, Inc., Bank Rate Monitor(TM), iMoneyNet, Inc.'s Money Fund Report, Moody's Bond Survey, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for a Fund also may refer to or discuss then, current or past economic conditions, developments, and/or events, to actual or proposed legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. Advertising materials for a Fund may, from time to time include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



                    INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholders of one series is not deemed to be a shareholder of any other series. For certain matters shareholders vote together as a group; as to others they vote separately by series.

     To date, the Board has authorized the creation of four series of shares. All consideration received by the Company for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds. The Company has the ability to create, from time to time, new Funds without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund sends annual and semi-annual financial statements to its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the Fund shares being sold pursuant to the Funds' Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.





(PAGE)



                                   APPENDIX A

                             (NEW JERSEY FUND ONLY)

                     RISK FACTORS-- INVESTING IN NEW JERSEY
                              MUNICIPAL OBLIGATIONS


     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                               GENERAL INFORMATION

     DEMOGRAPHICS. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

     New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's. Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State's population since the 1970's masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State.

     ECONOMIC OUTLOOK. New Jersey has been experiencing an economic slowdown similar to the rest of the nation due to the economic recession that began in March 2001. Although economic activity has remained sluggish in calendar year 2003, signs of improving economic conditions are emerging.

     New Jersey's employment increased by 0.5% in October 2003 (compared to October 2002), adding 2,300 jobs for the month, continuing the positive year-to-year growth trend for the seventh consecutive month since April 2003. Overall, the State added 29,000 jobs between January and October of 2003. The State, however, continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry.

     The State's unemployment rate was 5.7% in October 2003, which was below the national rate of 6%. The unemployment rate, which rose to 6% during the second half of 2002 (up from 4.2% in 2001), was consistently below 6% for the first six months in 2003. The unemployment rate rose to 6.1% in July but stayed below 6% for three consecutive months since August 2003. Although the growth in the job market is still weak, New Jersey's employment level remained consistently above four million for the last six months since April 2003.

     The preliminary growth rate for New Jersey's per capita income in the second quarter of 2003 improved to 3.0% over the revised growth rate of 2.3% for the first quarter of 2003. The latest upward revision for the third quarter's national Gross National Product may be signaling an upward trend in New Jersey's per capita income growth in the coming quarters. Despite the weakness in the labor market, low inflation (around 2%) continues to benefit New Jersey consumers and businesses.

     Economic forecasts as of October 2003 for the national and State economies project continued economic recovery in the fourth quarter of 2003 and in 2004. The Federal Reserve Board remains optimistic about further increases in economic activity due to stabilizing conditions in the manufacturing sector. A rebound has been reported in business spending on computer hardware and software due to the current replacement phase of the information technology cycle. Economic activity is expected to accelerate in 2004. Continuing improvement in the labor market will be necessary to keep the economic recovery on track.

     New Jersey's economy is expected to follow the national trend in 2004. Employment growth is projected to remain below 1% in 2003, but grow moderately at greater than 1% in 2004. Personal income is expected to grow modestly, slightly above 4% in 2004. After another strong year in 2002, the housing sector is still robust, but housing starts are expected to ease slightly in the coming months. New vehicle registrations are projected to moderate but remain close to 630,000 units in 2003 and 2004. Inflation is expected to remain modest, around 2% in 2004. Low interest rates continue to support spending on housing and other consumer durables in the State.

     To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and no further turmoil in financial markets. The State and the nation may experience further near-term slow growth and the expected recovery may stall into early 2004 if consumers, investors and businesses become more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2004 and beyond are favorable.

                                 STATE FINANCES

     The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.



                           STATE FUNDS AND ACCOUNTING.

     GENERAL FUND. This fund consists of all State revenues, not otherwise restricted by State statute. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act enacted by the Legislature provides the basic framework for the operations of the General Fund.

     PROPERTY TAX RELIEF FUND. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.

     SPECIAL REVENUE FUNDS. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

     DEBT SERVICE AND CAPITAL PROJECTS FUND. This fund accounts for payment of general long-term debt principal and interest.

     CAPITAL PROJECTS FUND. This fund accounts for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

     FIDUCIARY FUNDS. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

     PROPRIETARY FUNDS. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

     FISCAL YEAR 2002-SUMMARY. For Fiscal Year 2002, the State's primary government assets totaled $25.6 billion, exceeding liabilities by $2.9 billion. The State's funds reported combined ending balances of $5.6 billion, a decrease of $2 billion from Fiscal Year 2001. State proprietary funds reported fiscal year ending assets of $2.9 billion, which was a decrease of $617.9 million from Fiscal Year 2001. The State's General Fund fiscal year ending balance totaled $1.9 billion, of which $1.2 billion represented unreserved cash balances. During Fiscal Year 2002, the total fund balance was reduced by $1.6 billion primarily as a result of lower tax collections from a slowing State economy. By the end of Fiscal Year 2002, net General Fund revenues had increased 6.7% from Fiscal Year 2001. Approximately 49% of the State's total revenue came from general taxes, while 27.2% was derived from operating grants.

     The State's long-term debt obligations increased by 5.8%, to $17.2 billion, which included a net increase of bonded debt of approximately $556 million. During Fiscal Year 2002, the State issued $3.6 billion in bonds, which represented new issuances for education and transportation as well as four refunding transactions. The State paid $1.5 billion in total debt service in Fiscal Year 2002.

                           FISCAL YEARS 2003 AND 2004

     ESTIMATED REVENUES. Total General Fund revenues are expected to be approximately $16.131 billion and $16.362 billion in Fiscal Year 2003 and 2004, respectively. Revenues for the Property Tax Relief Fund are estimated to be approximately $6.8 billion and $7.13 billion in Fiscal Years 2003 and 2004, respectively. Total revenues, include all other State funds, are currently forecasted to be approximately $23.341 billion and $24.005 billion in Fiscal Years 2003 and 2004, respectively.

     SALES AND USE TAX. The revised estimate of Sales and Use Tax collections for Fiscal Year 2003 totals $5.945 billion, a 0.9% decrease from Fiscal Year 2002. The Fiscal Year 2004 estimate of $6.165 billion is a 3.7% increase from the Fiscal Year 2003 estimate.

     GROSS INCOME TAX. The revised estimate of Gross Income Tax collections for Fiscal Year 2003 totals $6.8 billion, a 0.5% decrease from the Fiscal Year 2002. The Fiscal Year 2004 estimate of $7.130 billion is a 4.9% increase from the Fiscal Year 2003 estimate.

     CORPORATION BUSINESS TAX. The revised estimate of Corporation Business Tax collections for Fiscal Year 2003 totals $2.448 billion, a 109.0% increase from the Fiscal Year 2002 revenue. The Fiscal Year 2004 estimate of $2.055 billion is a 16.1% decrease from the Fiscal Year 2003 estimate. The Corporate Business Tax has undergone a major restructuring for Fiscal Year 2003. The Business Tax Reform Act, among other things, closed numerous loopholes, created an alternative minimum assessment, and affected the tracking of the income of business organizations, like partnerships, that do not pay taxes but distribute income to their owners.

     TOBACCO SETTLEMENT. On March 21, 2003, an Illinois trial court entered a judgment against Phillip Morris USA ("Phillip Morris") in the amount of $10.1 billion, constituting both compensatory ($7.1 billion) and punitive ($3.0 billion) damages. Phillip Morris appealed and advised the states that were parties to the master settlement of the litigation with the tobacco companies in 1998 (the "Master Settlement") that due to the extraordinary amount of the bond required by the Illinois trial court for appeal it might not be able to make its April 15, 2003 payment under the Master Settlement. In September 2003, the Illinois Supreme Court reduced the appeal bond amount. The Master Settlement required Phillip Morris to make payments of approximately $4.0 billion every year. The Fiscal Year 2004 Appropriations Act anticipates as revenue to the General Fund approximately $60 million from the Master Settlement.

     ATLANTIC CITY AND LEGALIZED GAMBLING. Legalized casino gambling was introduced into Atlantic City in 1977. As of June 2003, there are twelve casinos operating in Atlantic City. For the year ended December 31, 2002, the industry as a whole reported net income of $146.8 million, compared to $105.9 million the previous year. For the three-month period ended March 31, 2003, the industry reported a net loss of $14.7 million, compared to net income of $23.7 million for the three-month period ended March 31, 2002.

     The Casino Revenue Fund funds several programs that assist the elderly and disabled. Since May 1978, the industry has paid a total of $5.6 billion to the State for these programs. As of June 30, 2003, the Casino Revenue Fund earned $124.1 million in interest.

     STATE LOTTERY. The New Jersey Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2002, gross revenues totaled $2.1 billion, of which 54.6% was returned in prizes, 36% went to State education and institutions, 8.3% was paid to sales agents and vendors and 1.15% covered operational expenses. As of June 30, 2002, the State Lottery has generated over $30.4 billion in gross revenues and contributed $12.3 billion to the State. Higher education programs and elementary/secondary education programs have received approximately $3.76 billion and $2.18 billion, respectively.

     STATE APPROPRIATIONS. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2000 through 2003 in the amounts of $518.7 million, $530.0 million, $496.2 million and $470.7 million, respectively. The Fiscal Year 2004 Appropriations Act includes an appropriation in the amount of $442.5 million representing principal and interest payments for general obligation bonds. The State has appropriated over $23.618 billion for Fiscal Year 2003 and over $24 billion for Fiscal Year 2004.

     For Fiscal Year 2004, $9.960 billion (41.5%) is appropriated for State Aid, $7.226 billion (30.1%) is appropriated for Grants-In-Aid, $5.238 billion (21.8%) is appropriated for Direct State Services, $442.5 million (1.9%) is appropriate for debt service on State general obligation bonds and $1.136 billion (4.7%) is appropriated for Capital Construction.

     The largest State Aid appropriation, in the amount of approximately $8.122 billion, is provided for local elementary and secondary education programs. Local communities and municipalities were appropriated almost $2 billion for housing programs, tax relief, community affairs and other block grants. The Department of Treasury ("DOT") received $423.5 million in State Aid for Fiscal Year 2004 and the Department for Human Services ("DHS") received $298.3 million in State Aid.

     The second largest appropriation in Fiscal Year 2004 is for grants-in-aid, which represent payments to individuals or public or private agencies for benefits to whom a recipient is entitled by law, or for the provision of services on behalf of the State. DOT and DHS were appropriated approximately $1.058 billion and $3.322 billion, respectively.

     The third largest portion of the appropriations for Fiscal Year 2004 is applied to direct State Services, which supports the operation of State government's departments, the Executive Office, several commissions, the Legislature and the Judiciary. In Fiscal Year 2004, appropriations aggregate to $5.238 billion.

                               STATE INDEBTEDNESS

     GENERAL OBLIGATION BONDS. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The appropriation for debt service on the State's general obligation bonds is $442.5 million for Fiscal Year 2004.

     The general obligation bonded debt outstanding as of June 30, 2002 was approximately $3.2 billion, and the total long-term debt outstanding was approximately $17.185 billion. The amount provided by the General Fund to the Debt Service Fund for interest and principal payments for the fiscal year ended June 30, 2002 was $451.2 million. This is reflected in the Statement of Revenues, Expenditures and Changes in Fund Balances as a transfer to other funds in the General Fund and a transfer from other funds in the Debt Service Fund.

     In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003.

     In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments are sufficient to fully service the defeased debt until the debt is called or matures. As of June 30, 2002, the amount of defeased general obligation debt outstanding, but removed from the long-term debt, amounted to $1.1 billion.

     The New Jersey Sports and Exposition Authority ("NJSEA") has issued State guaranteed bonds of which $38.55 million were outstanding as of June 20, 2003. To date, NJSEA has not had a revenue deficiency requiring the State to pay debt service payments pursuant to its guarantee. It is anticipated that NJSEA's revenues will continue to be sufficient to pay debt service on these bonds.

     TAX AND REVENUE ANTICIPATION Notes. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. On July 16, 2002, the State issued $1.9 billion of a $2.6 billion of authorized TANs, the aggregate principal to be used to provide effective cash flow management to fund the imbalances that occur in the collection and distribution of various government purposes. The TANs matured on June 12, 2003. The State has authorized the issuance of up to $3.1 billion of TANs for Fiscal Year 2004. The State planned to issue $1.5 billion of TANs September 25, 2003. Such notes would be payable on June 25, 2004.

     THE PORT AUTHORITY. The Port Authority is a municipal corporate instrumentality of the States of New York and New Jersey created by compact between the two states in 1921 with the consent of the Congress of the United States. It is authorized and directed to plan, develop and operate terminals and other facilities of transportation and commerce, and to advance projects in the general fields of transportation, economic development and world trade that contribute to promoting and protecting the commerce and economy of the Port District, defined in the compact, which comprises an area of about 1,500 square miles in both states, centering around New York Harbor. The Governor of each State appoints six of the twelve members of the governing Board of Commissioners, subject to confirmation by the respective State Senate. Each Governor has from time to time exercised the statutory power to veto the actions of the commissioners from their state.

     The commissioners serve six-year overlapping terms as public officials without compensation. They establish Authority policy, appoint an Executive Director to implement it, and also appoint a General Counsel to act as legal advisor to the Board and to the Executive Director. The Authority undertakes only those projects authorized by the two states.

     The compact envisions the Port Authority as being financially self-sustaining and, as such, it must obtain the funds necessary for the construction or acquisition of facilities upon the basis of its own credit, its reserve funds, and its future revenues. The agency has neither the power to pledge the credit of either state or any municipality nor to levy taxes or assessments.

     Except for Special Project Bonds, the Authority's debt is secured by its full faith and credit, its reserve funds, or a pledge of future revenues. Special Project Bonds are secured by a mortgage on the financed properties. At December 31, 2001, Port Authority debt consisted of the following (expressed in millions):

      BONDS, NOTES AND OTHER OBLIGATIONS

      Consolidated Bonds and Notes                $6,092.7
      Special Project Bonds                       1,457.7
      Operating Asset Financing                   537.7
      Capital Asset Financing                     1,137.9

                                                  9,226.0
      Less: Unamortized Discount and              (166.7)
Premium

      TOTAL                                       $9,059.3


      RATINGS. As of June 30, 2003, the State's short-term credit ratings were SP-1+ (S&P), MIG 1 (Moody's) and F1+ (Fitch). The State's long-term credit ratings were AA (S&P), Aa2 (Moody's) and AA (Fitch).

                                   LITIGATION

      The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

      TORT, CONTRACT AND OTHER CLAIMS. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

      AMERICAN TRUCKING ASSOCIATIONS, INC. AND TRI-STATE MOTOR TRANSIT, CO.
V. STATE OF NEW JERSEY. The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State and certain State officials challenging the constitutionality of certain statutory annual hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). Plaintiffs are alleging that the renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the statute. Plaintiffs have obtained a class certification of their action. On October 2, 1997, oral argument was conducted on the parties' cross motions for summary judgment in the Tax Court. To date, no decision on the cross-motions has been rendered. The new Tax Court judge assigned to this matter is awaiting the outcome of a separate case brought by ATA against the State challenging the hazardous waste transporter registration fee rule.

      BUENA REGIONAL COMMERCIAL TOWNSHIP ET AL. V. NEW JERSEY DEPARTMENT OF EDUCATION ET AL. This lawsuit was filed on December 9, 1997 on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in ABBOTT V. BURKE, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The BUENA school districts are seeking to be treated as special needs districts and to receive parity funding with the ABBOTT school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the ABBOTT districts. On September 26, 2002, the Administrative Law Judge (the "ALJ") issued an Initial Decision, finding that five of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full "Abbott" funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the 12 districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ. Only six filed exceptions that the ALJ was incorrect as to them.

      On February 10, 2003, following a review of the Initial Decision, exceptions and record, the Commissioner of Education (the "Commissioner") adopted in part and rejected in part the Initial Decision. The Commissioner directed the respective County Superintendents to undertake thorough reviews of each of their districts' 2003 and 2004 budgets to determine their sufficiency to provide a thorough and efficient education to their students. On March 6, 2003, 10 districts appealed the Commissioner's decision to the State Board of Education. On July 2, 2003, two of the 10 districts withdrew their appeals.

      ABBOTT V APPEALS. Abbott districts, in furtherance of the Court's decision in ABBOTT V. BURKE ("ABBOTT V") and Department of Education regulations, have developed operational plans for the provision of early childhood programs. To date, only one of the original districts that filed petitions for the 1999-2000 school year remains active. Additionally, the Education Law Center (the "ELC") filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson, and on behalf of the students of West New York arising from the 1999 early childhood departmental decisions. By decisions dated August 20 and November 8, 2001, the matters brought by the ELC were dismissed for mootness, administrative reasons and failure to comply with an order of a judge. Six districts also filed appeals with the Commissioner, which were later transferred to the Office of Administrative Law (the "OAL") and subsequently resolved.

      On March 7, 2000 the Supreme Court issued its decision clarifying the requirements of ABBOTT V as to early childhood education and requiring licensed community providers to serve Abbott preschool children with a preschool program meeting Department of Education ("DOE") standards. On June 1, 2001, after resolving a number of appeals by Abbott districts seeking additional aid for early childhood programs for the 2000-01 school year, a final OAL decision was rendered on the early childhood "global issues". The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend DOE's actions.

      2001-2002 ABBOTT DISTRICT APPEALS. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts asked that their programs be approved as originally requested, and such requests were amicably resolved or dismissed. Eleven districts filed petitions of appeal on DOE decisions awarding additional State aid seeking over $353 million in addition to the aid previously awarded. The ELC filed petitions challenging the decisions and non-decisions of the DOE in this regard on behalf of students in the 30 Abbott districts. Generally, the ELC takes issue with the DOE's process and decisions regarding additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

      2003-2004 ABBOTT DISTRICT SUPPLEMENTAL FUNDING APPEALS. On March 30, 2003, DOE issued decisions to 25 Abbott districts that requested additional aid. On June 6, 2003 23 of the 25 districts receiving decisions filed appeals of the decisions with the Commissioner. There were three primary issues in the appeals: (i) whether the maintenance standard applied by the DOE was invalid without court approval, (ii) whether the maintenance standard was properly applied to the districts' budgets and (iii) whether determinations to eliminate ineffective/inefficient programs in the districts were correct. On July 23, 2003 the Supreme Court granted the State's motion to treat the 2003-2004 school year as a maintenance year for purposes of calculating the additional Abbott v. Burke State aid for the districts. The Court held that a district's maintenance budget should account for, and include, the ability of a district to implement current approved programs, services and positions. As a result, the maintenance budgets for each district will now include documented increases in non-discretionary expenditures. As a result, the State budget for fiscal year 2004 includes $50 million in additional base aid for Abbott districts to fund increases in maintenance budgets in addition to each district's share of $37 million for additional special education aid, which is given to all school districts. A series of appeals by the districts were heard by the OAL, with the OAL handing down most Initial Decisions in early October 2003. The Commissioner heard appeals of the OAL Initial Decisions at the end of October 2003, and the appeals of the Commissioner's decisions are currently filed with the State appellate courts. The developments in these matters indicate that additional funding of approximately $150 million may be required for Fiscal Year 2004 to meet the districts' needs. This amount could be increased or decreased during the appeal process.

      CHALLENGE TO DEPARTMENT OF EDUCATION REGULATIONS. On or about October 6, 2003, an appeal was filed in superior court challenging the validity of emergency regulations promulgated by the Commissioner to govern the 2003-2004 budget process of the Abbott districts, including, but not limited to, a challenge to basing the maintenance budget on actual Fiscal Year 2003 expenditures instead of Fiscal Year 2003 budgeted amounts. The challenge to the regulations was brought on behalf of five Abbott districts challenging the regulations as inconsistent with the Supreme Court's July 23, 2003 order in ABBOT V. BURKE. The matter has been fully briefed and oral argument is scheduled for January 13, 2004. The State is unable at this time to quantify the impact on the State budget should the plaintiffs prevail.

      UNITED HOSPITALS ET AL. V. STATE OF NEW JERSEY AND WILLIAM WALDMAN ET AL. There are several matters involving approximately 40 hospitals challenging Medicaid hospital inpatient reimbursement rates for rate years 1995 through 2001. The appellate court has remanded some of these matters to the Division of Medical Assistance and Health Services to make further findings, which has been further remanded to the OAL. United Hospitals is in bankruptcy and this case has been settled so far as United Hospitals is concerned.

      CHARLIE AND NADINE H., BY AND THROUGH THEIR NEXT FRIEND, IMOGENE JOHNSON ET AL. V. JAMES MCGREEVEY, ET AL. On August 4, 1999, a group called Children's Rights Inc. filed this class action lawsuit pursuant to Federal law against the Governor and others, including the Commissioner of the Department of Human Services, and the Division of Youth and Family Services ("DYFS"), alleging violations of the United States Constitution, Federal statutes and Federal common law. The class is alleged to contain all children who are or will be in the custody of DYFS, and those children who, while not in the custody of DYFS, are or will be at risk of abuse or neglect and whose status is known, or should be known, or will be known to DYFS. The complaint alleges defendants' systemic failure to protect the plaintiff class and furnish legally required services to these children and their families. The complaint seeks, among other things, a permanent injunction against defendants to prevent them from subjecting members of the plaintiff class to practices that violate their rights; remedial relief to ensure defendants' future provision of legally mandated services to plaintiffs; and an award of reasonable attorneys' fees and costs. On June 23, 2003, the parties executed a settlement agreement in this matter, which sets forth a two-year process to institute DYFS reform and a period of at least two years after that, during which DYFS's progress will be monitored by an independent panel of child welfare experts. In conjunction with the settlement, the State agreed to pay $1.8 million in fees and approximately $220,000 in costs to plaintiffs' counsel. On September 2, 2003 the Federal district court approved the settlement.

      EAST CAPE MAY ASSOCIATES V. NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $28 million in damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands, where DEP denied an application for 366 single-family homes. On July 25, 2001, the appellate court held that before DEP could approve limited development to prevent its action from constituting a taking it was required to adopt protective rules for the planned development. Upon remand to the trial court, DEP promulgated regulations under the Freshwater Wetlands Protections Act, which took effect on January 22, 2002, and is now in the process of implementing those rules. In July 2003, the trial judge referred the case to mediation. Mediation sessions were held on August 26, 2003 and September 11, 2003. A third mediation session will be scheduled after DEP gathers information requested by the mediator. DEP is continuing to vigorously defend this matter.

      SOUTHERN NEW JERSEY LIGHT RAIL GROUP V. NEW JERSEY TRANSIT Corporation. On July 31, 2002, New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment, and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated.

      ROBERT WILLIAM MOSS V. JOHN E. MCCORMAC, TREASURER, STATE OF NEW Jersey. Plaintiff filed an action in superior court alleging that the Legislature's appropriation of bond proceeds to be used to pay interest on certain bonds was unconstitutional. Plaintiff seeks a declaration that the appropriation is unconstitutional and seeks an order directing the Treasurer to restore any money charged against the bond proceeds. On December 6, 2002, the court dismissed plaintiff's complaint with prejudice for failure to state a claim upon which relief can be granted and for lack of subject matter jurisdiction, and executed an appropriate dismissal order. Plaintiff's time for filing an appeal on this matter has run. On January 9, 2003, plaintiff filed a new complaint, naming the State as defendant and demanding the same relief as in that prior matter. Plaintiff's new complaint also contains an additional allegation that the Legislative fiscal estimate for the appropriation falsely stated that the charge against the bond funds was permitted under the bond acts. On January 31, 2003, plaintiff filed a motion to add the Treasurer as a named party and a motion for summary judgment. On April 25, 2003, the court entered an order dismissing the plaintiff's second complaint with prejudice for failure to state a claim upon which relief can be granted. On May 20, 2003, plaintiff appealed the decision. The matter has been fully briefed, but oral argument has not yet been scheduled.



(PAGE)









                                  APPENDIX B

                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"),
Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Note: The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the rating category.

SHORT-TERM
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each such generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.
The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'







------------------------------------------------------------------------------
                        DREYFUS MUNICIPAL FUNDS, INC.
           DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND
                  DREYFUS PREMIER SELECT MUNICIPAL BOND FUND
                     CLASS A, CLASS B AND CLASS C SHARES


                     STATEMENT OF ADDITIONAL INFORMATION
                               JANUARY 1, 2004
------------------------------------------------------------------------------

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Select Intermediate Municipal Bond Fund (the "Intermediate Bond Fund"), Dreyfus Premier Select Municipal Bond Fund (the "Bond Fund"), each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Municipal Funds, Inc. (the "Company"), dated January 1, 2004, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website or call 1-800-554-4611:


      Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS
                                                                          PAGE
Description of the Company and Funds.......................................B-2
Management of the Company..................................................B-15
Management Arrangements....................................................B-19
How to Buy Shares..........................................................B-23
Distribution Plan and Shareholder Services Plans...........................B-28
How to Redeem Shares.......................................................B-29
Shareholder Services.......................................................B-33
Determination of Net Asset Value...........................................B-37
Dividends, Distributions and Taxes.........................................B-37
Portfolio Transactions.....................................................B-39
Performance Information....................................................B-40
Information About the Company and Funds....................................B-42
Counsel and Independent Auditors...........................................B-44
Appendix A.................................................................B-45

                     DESCRIPTION OF THE COMPANY AND FUNDS

      The Company is a Maryland corporation that commenced operations on December 16, 1991. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a municipal bond fund. Each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements (except as noted) and should be read in conjunction with the Funds' Prospectus.


      MUNICIPAL BONDS. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds. To the extent acceptable Municipal Bonds are at any time unavailable for investment by a Fund, the Fund will invest temporarily in other debt securities that are subject to Federal personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest. The Funds may purchase securities with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds purchased by the Funds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.


      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bonds market, size of a particular offering, maturity of the obligation, and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals, in each case being upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established for its purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. Each Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund's intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades, including the time needed to dispose of the lease obligations, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Accordingly, not more than 15% of the value of the net assets of a Fund will be invested in lease obligations that are illiquid and in other illiquid securities.

TENDER OPTION BONDS. Each Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bonds and for other reasons.

      Each Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. Each Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities typically fluctuates more than the value of a Municipal Bond of comparable quality and maturity which would increase the volatility of the net asset value of the Funds investing in such securities. These custodial receipts are sold in private placements. Each Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Funds also may acquire call options on specific Municipal Bonds. A Fund generally would purchase these call options to protect it from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

      RATINGS OF MUNICIPAL BONDS. Each Fund will invest at least 65% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies") or, if unrated, deemed to be of comparable quality by the Manager. Each Fund may invest up to 35% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than A by the Rating Agencies and as low as the lowest rating assigned by a Rating Agency. Each Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency. Although there is no current intention of doing so, each Fund may invest in Municipal Bonds rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such Rating Agencies and indicates that the Municipal Bond is in default and payment of interest and/or repayment of principal is in arrears. Each Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


      The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended August 31, 2003, in each case computed on a monthly basis, was as follows:



                                     Standard &
                     Moody's           Poor's
   Fitch            Investors          Ratings      Percentage of Value
  Ratings    or    Service, Inc. or   Services      Bond     Intermediate
 ("FITCH")         ("MOODY'S")         ("S&P")      Fund      bond fund
F1+/F1            MIG 1/VMIG 1,      SP-1+/SP-1,     0.8%        0.7%
AAA               Aaa                AAA            57.2%       61.8%
AA                Aa                 AA             27.2%       19.1%
A                 A                  A               6.6%       13.6%
BBB               Baa                BBB             6.3%        2.4%
BB                Ba                 BB              ---         0.3%
B                 B                  B               0.8%        1.3%
Not Rated         Not Rated          Not Rated       1.1%(1)     0.8%(2)
                                                   100.0%      100.0%
________________
(1) Included in the Not Rated category are securities comprising 1.1% of the Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated as follows:
     Baa/BBB (1.0%) and Ba/BB (0.1%).

(2) Included in the Not Rated category are securities comprising 0.8% of the Intermediate Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated as follows: Aaa/AAA (0.1%) and Baa/BBB (0.7%).


      Subsequent to its purchase by a Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by a Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds.

      To the extent the ratings by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for Fund investments in accordance with the relevant Fund's investment policies described in its Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds that pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Each Fund may invest up to 5% of its assets in zero coupon bonds and pay-in-kind bonds which are rated below investment grade. See "Dividends, Distributions and Taxes."

      ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund investing in such securities is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with it's own operations. Each of these Funds also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund's net assets be invested in Taxable Investments. Under normal market conditions, the Company anticipates that not more than 5% of the value of a Fund's total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the Funds' Prospectus. A Fund's use of certain of the investment techniques described below may give rise to taxable income.

      BORROWING MONEY. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      LENDING PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Funds may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

      DERIVATIVES. Each Fund may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


      Neither Fund will be a commodity pool. In addition, each Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


FUTURES TRANSACTIONS--IN GENERAL. Each Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements, in which case the Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to interest rate futures contracts. Each Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for such Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Funds' Prospectus or this Statement of Additional Information.

      SHORT SELLING. Each Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of such Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      Each Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. Neither Fund will at any time have more than 15% of the value of its net assets in deposits on short sales against the box.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      FORWARD COMMITMENTS. Each Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


      Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      GENERAL. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The net asset value of each Fund generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which a Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

      INVESTING IN MUNICIPAL BONDS. Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each Fund may be subject to greater risk as compared to a comparable municipal fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by a Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, each Portfolio would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      LOWER RATED SECURITIES. Each Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, rated Ba by Moody's or BB by S&P or Fitch, or as low as the lowest rating assigned by a Rating Agency (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities.
Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

       The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

      Each Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Fund has any arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up coupon securities, in which each Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

      NON-DIVERSIFIED STATUS. Each Fund's classification as a "non-diversified" investment company means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of each Fund's assets may be invested in the securities of a limited number of issuers or industries, the Funds may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


     SIMULTANEOUS INVESTMENTS. Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS

      Each Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other investments with similar investment characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:

      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

      7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

      12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

      13.   Invest in companies for the purpose of exercising control.

                                     * * *

      For purposes of Investment Restriction No. 1 for each Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                          MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

BOARD MEMBERS OF THE COMPANY(1)

      Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.


Name (Age)                 Principal Occupation
POSITION WITH COMPANY      DURING PAST 5 YEARS     OTHER BOARD MEMBERSHIPS AND
(SINCE)                                            AFFILIATIONS

Joseph S. DiMartino (60)   Corporate Director and  The Muscular Dystrophy
Chairman of the Board      Trustee                 Association, DIRECTOR
(1995)                                             Levcor International, Inc.,
                                                   an apparel fabric processor,
                                                     DIRECTOR
                                                   Century Business Services,
                                                 Inc., a provider of outsourcing
                                                 functions for small and medium
                                                 size companies, DIRECTOR
                                                 The Newark Group, a provider
                                                 of a national market of paper
                                                 recovery facilities, paperboard
                                                 mills and paperboard converting
                                                 plants, DIRECTOR

David W. Burke (67)        Corporate Director and  John F. Kennedy Library
Board Member                 Trustee               Foundation, DIRECTOR
(1994)                                             U.S.S. Constitution Museum,
                                                     DIRECTOR

Samuel Chase (71)          Corporate Director and  None
Board Member               Trustee
(1991)

Gordon J. Davis (62)       Partner in the law    Consolidated Edison, Inc., a
Board Member                 firm of LeBoeuf,      utility company, DIRECTOR
(1995)                       Lamb, Greene &      Phoenix Companies, Inc., a life
                             MacRae                insurance company, DIRECTOR
                           President, Lincoln   Board Member/Trustee for several
                             Center for the        not-for-profit groups
                             Performing Arts,
                             Inc. (2001)

Joni Evans (61)            Senior Vice President   None
Board Member                 of the William
(1991)                       Morris Agency

Arnold S. Hiatt (76)       Chairman of The Stride  Isabella Stewart Gardner
Board Member                 Rite Charitable       Museum, TRUSTEE
(1991)                       Foundation            John Merck Fund, a charitable
                                                   trust, TRUSTEE
                                                   Business for Socially
                                                   Responsibility, CHAIRMAN

Burton N. Wallack (53)     President and co-owner  None
Board Member                 of Wallack
(1991)                       Management Company,
                             a real estate
                             management company
--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

      Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each composed of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The Company's audit committee met five times and its compensation committee met once during the fiscal year ended August 31, 2003. The nominating and pricing committees did not meet during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.
                                                           Aggregate Holding of
                                                           Funds in the Dreyfus
NAME OF BOARD MEMBER      INTERMEDIATE BOND     BOND FUND  Family of Funds for
                          FUND                             which responsible as
                                                            a board member

Joseph S. DiMartino       $10,001-$50,000       Over        Over $100,000
                                              $100,000

David W. Burke            None                  None        Over $100,000

Samuel Chase              None                  None        $10,001-$50,000

Gordon J. Davis           None                  None        $1-$10,000

Joni Evans                $10,001-$50,000       None        $10,001-$50,000

Arnold S. Hiatt           None                  None        None

Burton N. Wallack         None                  None        None



      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Company typically pays its Board members an annual retainer of $1,000 and a fee of $250 per meeting attended and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, were as follows:

                             Aggregate           Total Compensation From
                             ------------------- the Company and Fund
     Name of Board Member    Compensation        Complex
                             ------------------- Paid to Board Member(**)
                             From the Company*
     Joseph S. DiMartino     $2,813              $815,938 (191)

     David W. Burke          $2,250              $258,250 (87)

     Samuel Chase            $2,250              $ 47,750 (15)

     Gordon J. Davis         $2,250              $102,000 (26)

     Joni Evans              $2,250              $ 44,000 (15)

     Arnold S. Hiatt         $2,250              $ 51,500 (15)

     Burton N. Wallack       $2,250              $ 51,500 (15)
                                                 --------------------------

_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,521 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer, and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director-Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.  Senior Accounting
      Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

ROBERT  ROBOL,  ASSISTANT  TREASURER  SINCE  AUGUST  2003.  Senior  Accounting
      Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Funds
      Tax Director of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

      As of December 10, 2003, the Company's Board members and officers, as a group, owned less than 1% of each Fund's outstanding shares of common stock.

      As of December 10, 2003, the following shareholder was known to own of record 5% or more of the outstanding shares of the Intermediate Bond Fund:
CLASS A - Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl., Minneapolis, Minnesota 55402-1916 (24.9498%); Pershing LLC, Pershing Div - Transfer Dept., PO Box 2052, 7th Floor, Jersey City, New Jersey 07303 (19.3648%); Linsco/Private Ledger Corp., 9785 Town Center Drive, San Diego, California 92121 (8.1233%); George Malafis & Kay Malafis Jtwros, PO Box 610, Brooklyn, New York 11215-0610 (7.4136%); MLPF & S for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Dr E Fl.3, Jacksonville, Florida 32246-6484 (7.1474%); Charles Schwab & Co Inc., Reinvest Account, 101 Montgomery St # Dept., San Francisco, California 94104-4122 (6.2222%); National Financial Services, 82 Devonshire Street, Boston, Massachusetts 02109-3605 (6.1951%); CLASS B - National Financial Services. 82 Devonshire Street, Boston, Massachusetts 02109-3605 (21.6404%); Maureen E Jathoo Tod, 3201 Pauline Dr., Chevy Chase, Maryland 20815-3921 (17.6469%); MLPF & S for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Dr E Fl 3, Jacksonville, Florida 32246-6484 (13.5882%); Pershing LLC, Pershing Div - Transfer Dept., PO Box 2052, 7th Floor, Jersey City, New Jersey 07303 (12.0756%); Victoria Guralnik & Alexsandra Kaspler Jtwros, 5305 Conrad St., Skokie, Illinois 60077-2032 (7.1419%); Fiserv Securities Inc., Attn. Mutual Funds, One Commerce Square, 2005 Market Street Suite 1200, Philadelphia, Pennsylvania 19103-7008 (5.8035%); CLASS C - Helen N Thorpe Tod, 6206 Waters Ave Unit 342, Savannah, Georgia 31406-2771 (36.4609%); MLPF & S for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Dr E Fl 3, Jacksonville, Florida 32246-6484 (14.2731%); American Entprs Invstmt Svcs, PO Box 9446, Minneapolis, Minnesota 55440-9446 (10.3264%); Linsco/Private Ledger Corp., 9785 Town Center Drive, San Diego, California 92121 (9.7014%); Pershing LLC, Pershing Div - Transfer Dept., PO Box 2052, 7th Floor, Jersey City, New Jersey 07303 (5.9369%); Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, New York 11201-3870 (5.8465%); First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, Virginia 23060-9245 (5.5705%); Wells Fargo Investments LLC, 608 Second Avenue South, Minneapolis, Minnesota 55479-0001 (5.4474%); Ralph E Mccord TTEE, Ralph E Mccord Revoc Tr., Declaration 12/14/01, 12864 Olio Rd, Noblesville, Indiana 46060-9409 (5.2414%); CLASS Z - Pershing LLC, Pershing Div - Transfer Dept., PO Box 2052, 7th Floor, Jersey City, New Jersey 07303 (6.1909%); Linsco/Private Ledger Corp., 9785 Town Center Drive, San Diego, California 92121 (5.4455%).

      As of December 10, 2003, the following shareholder was known to own of record 5% or more of the outstanding shares of the Bond Fund: CLASS A - MBCIC, c/o Mellon Bank, Attn. Michael Botsford, 4001 Kennett Pike Ste. 218, 2 Greenville Crossing, Greenville, Delaware 19807-2029 (100%); CLASS B - Frances Liebman Tod, 6268 Kings Gate Cir., Delray Beach, Florida 33484-2401 (59.1079%); Elizabeth Stonesifer, 14722 Myers Terrace, Rockville, Maryland 20853-2240 (24.1383%); Dean Witter for the Benefit of Emilie J Holden, PO Box 250 Church Street Station, New York, New York 10008-0250 (15.9536%); CLASS C
- MLPF & S for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Dr E Fl 3, Jacksonville, Florida 32246-6484 (85.3935%); Fiserv Securities Inc., Attn. Mutual Funds, One Commerce Square, 2005 Market Street Suite 1200, Philadelphia Pennsylvania 19103-7008 (13.6725%); CLASS Z - Pershing LLC, Pershing Div - Transfer Dept., PO Box 2052, 7th Floor, Jersey City, New Jersey 07303 (5.3588%).


                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

      In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and those payable under the Company's Distribution Plan and ancillary benefits the Manager may receive from its relationship with the Company.


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions and provides the Company with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. The Funds' portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Company. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Funds' Class B and Class C shares are subject to annual distribution fees, and Class A, Class B, Class C and Class Z shares of the Funds are subject to annual shareholder service sees. See "Distribution Plan and Shareholder Services Plans." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Fund are allocated among the Funds and the Company's other series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund and other series.


      As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate 0.60% of the value of each Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended August 31, 2001, 2002 and 2003, the management fees payable, reduction in fees and net fees paid by each Fund were as follows:




       Fund           Management Fee Payable        Reduction in Fee         Net Fees Paid by Fund
                     2001    2002      2003       2001     2002     2003      2001     2002     2003
Intermediate Bond  $635,000  $728,526  $832,972 $359,159 $360,819  $472,824  $275,841 $367,707 $360,148
Fund
Bond Fund          $1,447,42 $1,490,9 $1,509,2  $762,916 $719,721  $738,996  $684,511 $771,245 $770,241


------------------------------------------------------------------------------
      As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of such Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.


      The amounts retained on the sale of Fund shares by the Distributor from sales loads and from contingent deferred sales charges ("CDSCs"), as applicable, with respect to Class A, Class B and Class C shares, are set forth below.


                                        PAYMENT MADE TO
        NAME OF FUND/CLASS               DISTRIBUTOR*
      Intermediate Bond Fund
        Class A                              $0
        Class B                              $0
        Class C                              $0
      Bond Fund
        Class A                              $0
        Class B                              $0
        Class C                              $0

     * For the period March 31, 2003 (commencement of multi-class structure) through August 31, 2003.

      The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares subject to a CDSC, and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients.


      The Distributor, at its own expense, may provide additional promotional incentives to Service Agents that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of such shares.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10007, acts as the custodian of each Fund's investments. The Custodian has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                              HOW TO BUY SHARES


      GENERAL. Class A, Class B and Class C shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that either Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Company reserves the right to reject any purchase order.


      Class Z shares are offered to shareholders of a Fund who have continuously maintained a Fund account since March 30, 2003. In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on March 30, 2003 may open new accounts in Class Z of a Fund on behalf of "wrap accounts" or similar programs.


     When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information. You should consult your Service Agent in this regard.


      The minimum initial investment is $10,000 for each Fund. Subsequent investments in each Fund must be at least $1,000. The initial investment must be accompanied by the Accountant Application. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund.

      Shares of each Fund are sold on a continuous basis. The net asset value per share of each Fund is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange or the Transfer Agent is open for regular business. For purposes of determining the net asset value of each Fund, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                   TOTAL SALES LOAD
                             -----------------------------   -----------------
                              AS A % OF       AS A % OF          DEALERS'
AMOUNT OF TRANSACTION          OFFERING       NET ASSET       REALLOWANCE AS
                              PRICE PER       VALUE PER      A % OF OFFERING
                                SHARE           SHARE             PRICE
                             -------------   -------------   -----------------
Less than $50,000                4.50            4.70              4.25
$50,000 to less than             4.00            4.20              3.75
$100,000
$100,000 to less than            3.00            3.10              2.75
$250,000
$250,000 to less than            2.50            2.60              2.25
$500,000
$500,000 to less than            2.00            2.00              1.75
$1,000,000
$1,000,000 or more               -0-             -0-               -0-

      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.


      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the
Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of such Fund's Class A shares on August 31, 2003:

                                 INTERMEDIATE BOND     BOND FUND
                                 FUND
    Net Asset Value per Share    $13.35                $13.45

    Per Share Sales Charge -     $ 0.63                $ 0.63
    4.5% of offering price (4.7%
    of net asset value per
    share)
    Per Share Offering Price     $13.98                $14.08
    to the Public


      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Funds' Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

      CLASS Z SHARES. The public offering price for Class Z shares is the net asset value per share of the Class.


      RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, by you and any related "purchaser" as defined below, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund, or shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds") and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

      Class B and Class C shares are each subject to a Distribution Plan and Class A, Class B and Class C shares are each subject to a "compensation" Shareholder Services Plan. Class Z shares are subject to a separate "reimbursement" Shareholder Services Plan.

      DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to each Fund's Class B and Class C shares (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distributing Class B and Class C shares a fee at the annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services with respect to Class B and Class C shares and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class B and Class C shares.

      A quarterly report of the amounts expended under the Distribution Plan and the purposes for which such expenditures were incurred must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Fund's Class B or Class C shares may bear pursuant to the respective Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


     With respect to Dreyfus Premier Select Intermediate Municipal Bond Fund, for the fiscal year ended August 31, 2003, the Fund paid the Distributor $213 and $1,786 with respect to Class B and Class C shares, respectively, pursuant to the Distribution Plan.

     With respect to Dreyfus Premier Select Municipal Bond Fund, for the fiscal year ended August 31, 2003, the Fund paid the Distributor $10 and $35 with respect to Class B and Class C shares, respectively, pursuant to the Distribution Plan.


      SHAREHOLDER SERVICES PLANS. The Company has adopted a Shareholder Services Plan pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class of each Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under this Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

      The Company also has adopted, with respect to Class Z shares of each Fund, a separate Shareholder Services Plan pursuant to which each Fund reimburses the Distributor an amount not to exceed .25% of the value of the average daily net assets attributable to the Fund's Class Z shares, for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts.

      A quarterly report of the amounts expended under each Shareholder Services Plan and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     With respect to Dreyfus Premier Select Intermediate Municipal Bond Fund, for the fiscal year ended August 31, 2003, the Fund paid the Distributor $1,868, $107, $595 and $75,971, with respect to Class A, Class B, Class C and Class Z shares, respectively, pursuant to the Shareholder Services Plan.

     With respect to Dreyfus Premier Select Municipal Bond Fund, for the fiscal year ended August 31, 2003, the Fund paid the Distributor $171, $5, $12 and $146,145, with respect to Class A, Class B, Class C and Class Z shares, respectively, pursuant to the Shareholder Services Plan.



                             HOW TO REDEEM SHARES

      GENERAL. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

      Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder(R) order against which sucH redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

                                       CDSC as a % of
Year Since                           Amount Invested or
Purchase Payment                    Redemption Proceeds
WAS MADE                            (whichever is less)

First............................           4.00
Second...........................           4.00
Third............................           3.00
Fourth...........................           3.00
Fifth............................           2.00
Sixth............................           1.00

------------------------------------------------------------------------------
      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.
If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      CHECKWRITING PRIVILEGE--CLASS A AND CLASS Z ONLY. Each Fund provides redemption checks ("Checks") to Class A and Class Z shareholders automatically upon opening an account, unless the Checkwriting Privilege is specifically refused by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.
If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

      REDEMPTION COMMITMENT. The Company has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of each Fund or other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including, for Class Z shareholders only, over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchanges. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling your Service Agent, online at Dreyfus.com or by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (Minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

      LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation") purchased by you and any related "purchaser" (as defined above), in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

                       DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Company's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Company's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plans and Distribution Plan are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Fund qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended August 31, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds") are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholders who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by a Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by a Fund involving certain futures and options transactions may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or
(2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


      Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon securities and pay-in-kind bonds, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualifications as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

                            PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by a Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by either Fund to date.

      Transactions are allocated to various dealers by a Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Funds or other funds managed by the Manager or its affiliates.

      Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

      During the last fiscal year, no transactions were effected with underwriters that involved the receipt of research services.

                           PERFORMANCE INFORMATION

      Prior to March 31, 2003, each Fund offered a single class of shares without a separate designation. Such shares of each Fund were redesignated Class Z shares on March 31, 2003, and the performance quotations are set forth below for each Fund for Class Z shares only. No performance data is provided for Class A, Class B, or Class C shares since such shares were not offered until the date of this Statement of Additional Information.


      For the period ended August 31, 2003 the 30-day yield for Class A, B, C and Z shares of the Intermediate Bond Fund was 2.86%, 2.55%, 2.22% and 3.25%, respectively. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, with respect to each Fund, without which such yields would have been 2.57%, 2.18%, 1.92% and 2.88%, respectively.

      For the period ended August 31, 2003 the 30-day yield for Class A, B, C and Z shares of the Bond Fund was 4.00%, 3.66%, 3.29% and 4.34%, respectively. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, with respect to each Fund, without which such yields would have been 3.79%, 3.45%, 3.08% and 4.05%, respectively.

      Based upon the highest 2003 Federal income tax rate of 35.00%, the 30-day tax equivalent yield for the period ended August 31, 2003 for Class A, B, C and Z shares of the Intermediate Bond Fund was 4.40%, 3.92%, 3.42% and 5.00%, respectively. Without the above-referenced fee waiver in effect, such tax equivalent yields would have been 3.95%, 3.35%, 2.95% and 4.43%, respectively.

      Based upon the highest 2003 Federal income tax rate of 35.00%, the 30-day tax equivalent yield for the period ended August 31, 2003 for Class A, B, C and Z shares of the Bond Fund was 6.15%, 5.63%, 5.06% and 6.68%, respectively. Without the above-referenced fee waiver in effect, such tax equivalent yields would have been 5.83%, 5.31%, 4.74% and 6.23%, respectively.


      Current yield for a Fund is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for a 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      The total return and average annual total return* for each Fund for the indicated periods ended August 31, 2003 were as follows:

                                         Total Return
                         Total Return       Since
                            Since         Inception
                          Inception       Based on                     Average
                         Based on Net      Maximum                      Annual
                         Asset Value   Offering Price     Average       Total        Average
Name of Fund               (without         (with      Annual Total   Return for      Annual
                        deduction of    deduction of    Return for     5 Years     Total Return
                        maximum sales   maximum sales    One Year                     Since
                        load or CDSC)   load or CDSC)                               Inception
                        -------------- -------------- -------------
Intermediate Bond Fund
   Class A(3)               -0.78%         -5.21%           N/A          N/A           N/A
   Class B(3)               -0.89%         -4.80%           N/A          N/A           N/A
   Class C(3)               -1.02%         -1.99%           N/A          N/A           N/A
   Class Z(1)               73.79%           N/A          2.60%         4.85%         6.10%
Bond Fund
   Class A(3)               -0.42%         -4.91%           N/A          N/A           N/A
   Class B(3)               -0.65%         -4.56%           N/A          N/A           N/A
   Class C(3)               -0.80%         -1.78%           N/A          N/A           N/A
   Class Z(2)               81.06%           N/A          3.10%         4.41%        6.58%
_____________________________________
(1)   From May 4, 1994 (commencement of initial offerings) through August 31, 2003.
(2)   From May 6, 1994 (commencement of initial offerings) through August 31, 2003.
(3)   From March 31, 2003 (commencement of operations) through August 31, 2003.

* During the period, the Manager waived receipt of a portion of its fees and/or absorbed certain fund expenses, without which returns would have been lower.

     Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Wiesenberger/Thomson Financial Investment, Lipper Analytical Services, Inc., Bank Rate Monitor(TM), iMoneyNet, Inc.'s Money Fund Report, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for a Fund also may refer to or discuss then, current or past economic conditions, developments, and/or events, to actual or proposed legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Fund may refer to Morningstar, Inc. ratings and related analysis supporting the ratings. From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance. In addition, advertising materials for a Fund may, from time to time include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

     From time to time, the after-tax returns of each Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

                   INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholders of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of four series of shares. All consideration received by the Fund for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds. The Company has the ability to create, from time to time, new funds without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.


     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


      Each Fund sends annual and semi-annual financial statements to its shareholders.


                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the Company shares being sold pursuant to the Funds' Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.

                                  APPENDIX A

                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

P-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.
The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'







                                          C-1
                          DREYFUS MUNICIPAL FUNDS, INC.
                 (Formerly, DREYFUS BASIC MUNICIPAL FUND, INC.)
                            PART C. OTHER INFORMATION
                            _________________________


ITEM 23.    EXHIBITS.

(a)(1) Articles of Incorporation dated August 8, 1991 and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996.


(a)(2) Certificate of Correction to Articles of Amendment and Certificate of Correction to Articles Supplementary.


(b) Amended By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on December 28, 2000.

(d) Management Agreement dated August 24, 1994, as amended October 11, 1995 (as revised January 16, 2003) is incorporated by reference to Exhibit(d) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on January 29, 2003.

(e)(1) Distribution Agreement dated March 22, 2000 (as revised January 16, 2003) is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on January 29, 2003.


(e)(2) Forms of Service Agreements are incorporated by reference to Exhibit
(e)(2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on March 28, 2003.


(g)(i) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996. Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 15, 1993.

(g)(ii) Amendment to Custody Agreement is incorporated by reference to Exhibit
(g)(ii) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(g)(iii)Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(h)(1) Reimbursement Shareholder Services Plan dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (9) of Post Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 29, 1995.

(h)(2) Compensation Shareholder Services Plan is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on January 29, 2003.

(i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 1, 1996.


(j)   Consent of Independent Auditors.


(m) Rule 12b-1 Distribution Plan, dated January 16, 2003 is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on January 29, 2003.


(n)   Rule 18f-3 Plan, revised as of June 6, 2003.

(p)   Code of Ethics.


                                 OTHER EXHIBITS

(a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(b)   Certificate of Secretary is incorporated by reference to Other Exhibits
      (b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on December 28, 2000.

Item 24.    Persons Controlled by or under Common Control with Registrant.
_______     ______________________________________________________________

                  Not Applicable



Item 25.  Indemnification
_______         _______________

     The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item (b) of Part C of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on December 28, 2000.

     Reference is also made to the Distribution Agreement attached as Exhibit 23(e) of this Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A.

Item 26.  Business and Other Connections of Investment Adviser.
_______         ____________________________________________________

     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



                                         C-3                           12/24/03

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

            OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS           OTHER BUSINESSES        POSITION HELD       DATES

STEPHEN R. BYERS       Lighthouse Growth       Member, Board of   9/02 - Present
Director, Vice         Advisors LLC++          Managers
Chairman, and Chief                            President          9/02 - 11/02
Investment Officer
                                               Senior Vice        3/00 - Present
                       Dreyfus Service         President
                       Corporation++

                       Founders Asset          Member, Board of   6/02 - Present
                       Management,             Managers
                       LLC****
                       Dreyfus Investment      Chief Investment   2/02 - Present
                       Advisors,               Officer and
                       Inc. ++                 Director

STEPHEN E. CANTER      Mellon Financial        Vice Chairman      6/01 - Present
Chairman of the        Corporation+
Board,                                         Vice Chairman      6/01 - Present
Chief Executive        Mellon Bank, N.A.+
Officer and Chief
Operating Officer

                      Standish Mellon Asset    Board Manager      7/03 - Present
                      Management Company, LLC*

                       Mellon Growth Advisors, Board Member        1/02 - 7/03
                       LLC*
                       Dreyfus Investment      Chairman of the     1/97 - 2/02
                       Advisors, Inc.++        Board               5/95 - 2/02
                                               Director            5/95 - 2/02
                                               President

                     Newton Management Limited  Director          2/99 - Present
                     London, England

                     Mellon Bond Associates,    Executive         1/99 - 7/03
                     LLP+                       Committee
                                                Member

                  Mellon Equity Associates, Executive Committee  1/99 - Present
                  LLP+                      Member

                  Franklin Portfolio         Director            2/99 - Present
                  Associates,
                  LLC*

                   Franklin Portfolio         Director          2/99 - Present
                   Holdings, Inc.*

                   TBCAM Holdings, LLC*       Director          2/99 - Present

                   Mellon Capital Management  Director          1/99 - Present
                   Corporation***

                   Founders Asset Management Member, Board of  12/97 - Present
                   LLC****                    Managers

                   The Dreyfus Trust         Director           6/95 - Present
                   Company+++                Chairman           1/99 - Present
                                             President          1/99 - Present
                                             Chief Executive    1/99 - Present
                                             Officer

J. CHARLES CARDONA     Dreyfus Investment     Chairman of the   2/02 - Present
Director and Vice      Advisors,              Board
Chairman               Inc.++

                       Boston Safe Advisors,  Director           10/01 - Present
                       Inc.++
                       Dreyfus Service        Executive Vice      2/97 - Present
                       Corporation++          President           8/00 - Present
                                              Director

STEVEN G. ELLIOTT      Mellon Financial       Director            1/01 - Present
Director               Corporation+           Senior Vice         1/99 - Present
                                              Chairman            1/90 - Present
                                              Chief Financial
                                              Officer

                       Mellon Bank, N.A.+     Director            1/01 - Present
                                              Senior Vice         3/98 - Present
                                              Chairman            1/90 - Present
                                              Chief Financial
                                              Officer

                       Mellon EFT Services    Director           10/98 - Present
                       Corporation
                       Mellon Bank Center, 8th
                       Floor
                       1735 Market Street
                       Philadelphia, PA 19103

                       Mellon Financial Services  Director        1/96 - Present
                       Corporation #1             Vice President  1/96 - Present
                       Mellon Bank Center, 8th
                       Floor
                       1735 Market Street
                       Philadelphia, PA 19103

                       Boston Group Holdings,     Vice President  5/93 - Present
                       Inc.*

                       APT Holdings Corporation   Treasurer      12/87 - Present
                       Pike Creek Operations
                       Center
                       4500 New Linden Hill Road
                       Wilmington, DE 19808

                       Allomon Corporation        Director       12/87 - Present
                       Two Mellon Bank Center
                       Pittsburgh, PA 15259

                       Mellon Financial Company+  Principal Exec. 1/88 - Present
                                                  Officer         8/87 - Present
                                                  Chief           8/87 - Present
                                                  Executive
                                                  Officer         8/87 - Present
                                                  Director
                                                  President

                       Mellon Overseas            Director        4/88 - Present
                       Investments
                       Corporation+

                       Mellon Financial Services  Treasurer      12/87 - Present
                       Corporation # 5+

                       Mellon Financial Markets,  Director        1/99 - Present
                       Inc.+

                       Mellon Financial Services  Director        1/99 - Present
                       Corporation #17
                       Fort Lee, NJ

STEVEN G. ELLIOTT      Mellon Mortgage Company    Director        1/99 - Present
Director               Houston, TX
(continued)

                       Mellon Ventures, Inc. +    Director        1/99 - Present

LAWRENCE S. KASH       The Dreyfus Trust          Director       12/94 - Present
Vice Chairman          Company+++

                       Mellon Bank, N.A.+         Executive Vice  6/92 - Present
                                                  President

                       Boston Group Holdings,     Director        5/93 - Present
                       Inc.*                      President       5/93 - Present

DAVID F. LAMERE        Mellon Financial           Vice Chairman   9/01 - Present
Director               Corporation +

                       Wellington-Medford II      President and   2/99 - Present
                       Properties, Inc.           Director
                       Medford, MA

                       TBC Securities Co., Inc.   President and   2/99 - Present
                       Medford, MA                Director

                       The Boston Company, Inc. * Chairman & CEO  1/99 - Present

                       Boston Safe Deposit and    Chairman & CEO  1/99 - Present
                       Trust Company*

                       Mellon Private Trust Co.,  Chairman           4/97 - 8/00
                       N.A.                       Director           4/97 - 8/00
                       2875 Northeast 191st
                       Street,
                       North Miami, FL 33180

                       Newton Management Limited  Director       10/98 - Present
                       London, England

                       Laurel Capital Advisors,   Executive       8/98 - Present
                       LLP+                       Committee Member

                       Mellon Bank, N.A. +        Vice Chairman   8/01 - Present
                                                  Exec. Management
                                                  Group           8/01 - Present
                                                  Exec. Vice         2/99 - 9/01
                                                  President

                       Mellon Trust of New York   Chairman           4/98 - 8/00
                       National Association
                       1301 Avenue of the
                       Americas
                       New York, NY 10017

                       Mellon Trust of California Chairman           2/96 - 8/00
                       Los Angles, CA

                       Mellon United National     Chairman        2/95 - Present
                       Bank                       Director       11/98 - Present
                       2875 Northeast 191st
                       Street,
                       North Miami, FL 33180

                       Mellon Asset Holdings,     President       3/99 - Present
                       Inc. +                     Director        6/99 - Present

DAVID F. LAMERE        Mellon Global Investing    President       1/00 - Present
DIRECTOR               Corp.+
(continued)

MARTIN G. MCGUINN      Mellon Financial           Chairman        1/99 - Present
Director               Corporation+               Chief Executive 1/99 - Present
                                                  Officer         1/98 - Present
                                                  Director

                       Mellon Bank, N. A. +       Chairman        3/98 - Present
                                                  Chief Executive 3/98 - Present
                                                  Officer         1/98 - Present
                                                  Director

                       Mellon Leasing             Vice Chairman  12/96 - Present
                       Corporation+

MICHAEL G. MILLARD     Lighthouse Growth          Member, Board   9/02 - Present
Director and President Advisors LLC++             of Managers
                                                  Vice President    9/02 - 11/02

                                                  Chairman of the 4/02 - Present
                       Dreyfus Service            Board           4/02 - Present
                       Corporation++              Chief Executive 8/00 - Present
                                                  Officer            8/00 - 5/02
                                                  Director           3/00 - 8/00
                                                  Executive Vice     5/98 - 3/00
                                                  President
                                                  Senior Vice
                                                  President
                                                  Executive Vice
                                                  President -
                                                  Dreyfus Investment
                                                  Division

                       Dreyfus Service            Director        4/02 - Present
                       Organization, Inc.

                       Dreyfus Insurance Agency   Director        4/02 - Present
                       of Massachusetts Inc. ++

                       Founders Asset Management  Member, Board   5/01 - Present
                       LLC****                    of Managers

                       Boston Safe Advisors,      Director       10/01 - Present
                       Inc. ++

RONALD P. O'HANLEY     Mellon Financial           Vice Chairman   6/01 - Present
Vice Chairman          Corporation+
and Director                                      Vice Chairman   1/97 - Present
                       Mellon Bank, N.A. +

                       Mellon Growth Advisors,    Board Member       1/02 - 7/03
                       LLC*
                       TBC General Partner, LLC*  President       7/03 - Present

                       Standish Mellon Asset      Board Member       7/01 - 7/03
                       Management Holdings, LLC
                       One Financial Center
                       Boston, MA 02211

                       Standish Mellon Asset      Board Member    7/01 - Present
                       Management Company, LLC
                       One Financial Center
                       Boston, MA 02211

                       Franklin Portfolio         Director       12/00 - Present
                       Holdings, LLC*

RONALD P. O'HANLEY     Franklin Portfolio         Director        4/97 - Present
Vice Chairman          Associates,
and Director           LLC*
(continued)
                       Pareto Partners (NY)       Partner         2/00 - Present
                       505 Park Avenue            Representative
                       NY, NY 10022

                       Boston Safe Deposit and    Executive          1/99 - 1/01
                       Trust                      Committee Member
                       Company*                   Director           1/99 - 1/01

                       The Boston Company, Inc.*  Executive          1/99 - 1/01
                                                  Committee Member   1/99 - 1/01
                                                  Director

                       Buck Consultants, Inc.++   Director        7/97 - Present

                       Newton Management Limited  Executive      10/98 - Present
                       London, England            Committee
                                                  Member         10/98 - Present
                                                  Director

                       Mellon Global Investments  Non-Resident   11/98 - Present
                       Japan Ltd.                 Director
                       Tokyo, Japan

                       TBCAM Holdings, LLC*       Director        1/98 - Present

                       Fixed Income (MA) Trust*   Trustee         6/03 - Present

                       Fixed Income (DE) Trust*   Trustee         6/03 - Present

                       Boston Safe Advisors,      Chairman          6/97 - 10/01
                       Inc. ++                    Director          2/97 - 10/01

                       Pareto Partners            Partner         5/97 - Present
                       271 Regent Street          Representative
                       London, England W1R 8PP

                       Mellon Capital Management  Director         2/97 -Present
                       Corporation***

                       Certus Asset Advisors      Director           2/97 - 7/03
                       Corp.**

                       Mellon Bond Associates,    Trustee            1/98 - 7/03
                       LLP+                       Chairman           1/98 - 7/03

                       Mellon Equity Associates,  Trustee         1/98 - Present
                       LLP+                       Chairman        1/98 - Present

                       Mellon Global Investing    Director        5/97 - Present
                       Corp.*                     Chairman        5/97 - Present
                                                  Chief           5/97 - Present
                                                  Executive Officer

J. DAVID OFFICER       Dreyfus Service            President       3/00 - Present
Vice Chairman          Corporation++              Executive Vice     5/98 - 3/00
and Director                                      President       3/99 - Present
                                                  Director

                       MBSC, LLC++                Manager, Board  4/02 - Present
                                                  of Managers and
                                                  President

                       Boston Safe Advisors,      Director       10/01 - Present
                       Inc. ++
                       Dreyfus Transfer, Inc. ++  Chairman and    2/02 - Present
                                                  Director
                       Dreyfus Service            Director        3/99 - Present
                       Organization,
                       Inc.++

                       Dreyfus Insurance Agency   Director        5/98 - Present
                       of
                       Massachusetts, Inc.++

                       Dreyfus Brokerage          Chairman           3/99 - 1/02
                       Services, Inc.
                       6500 Wilshire Boulevard,
                       8th Floor,
                       Los Angeles, CA 90048

                       Seven Six Seven Agency,    Director       10/98 - Present
                       Inc.++

                       Mellon Residential         Director        4/97 - Present
                       Funding Corp. +

                       Mellon Trust of Florida,   Director        8/97 - Present
                       N.A.
                       2875 Northeast 191st
                       Street
                       North Miami Beach, FL
                       33180

                       Mellon Bank, N.A.+         Executive Vice  7/96 - Present
                                                  President

                       The Boston Company, Inc.*  Vice Chairman   1/97 - Present
                                                  Director        7/96 - Present

                       RECO, Inc.*                President      11/96 - Present
                                                  Director       11/96 - Present

                       Boston Safe Deposit and    Director        7/96 - Present
                       Trust
                       Company*

                       Mellon Trust of New York   Director        6/96 - Present
                       1301 Avenue of the
                       Americas
                       New York, NY 10019

                       Mellon Trust of California Director        6/96 - Present
                       400 South Hope Street
                       Suite 400
                       Los Angeles, CA 90071

                       Mellon United National     Director        3/98 - Present
                       Bank
                       1399 SW 1st Ave., Suite
                       400
                       Miami, Florida

                       Boston Group Holdings,     Director       12/97 - Present
                       Inc.*

                       Dreyfus Financial          Director           9/96 - 4/02
                       Services Corp. +

J. DAVID OFFICER       Dreyfus Investment         Director        4/96 - Present
Vice Chairman          Services
and Director           Corporation+
(continued)

RICHARD W. SABO        Founders Asset Management  President      12/98 - Present
Director               LLC****                    Chief          12/98 - Present
                                                  Executive Officer

DIANE P. DURNIN        Seven Six Seven Agency,    Director        4/02 - Present
Executive Vice         Inc. ++
President

MARK N. JACOBS         Dreyfus Investment         Director        4/97 - Present
General Counsel,       Advisors, Inc.++
Executive Vice
President, and         The Dreyfus Trust          Director        3/96 - Present
Secretary              Company+++

                       The TruePenny              President      10/98 - Present
                       Corporation++              Director        3/96 - Present

PATRICE M. KOZLOWSKI   None
Senior Vice President
- Corporate
Communications

WILLIAM H. MARESCA     Lighthouse Growth          Member, Board   9/02 - Present
Controller             Advisors LLC++             of Managers
                                                  Vice President  9/02 - Present
                                                  and Treasurer

                                                  Chief Financial 3/99 - Present
                       The Dreyfus Trust          Officer         9/98 - Present
                       Company+++                 Treasurer       3/97 - Present
                                                  Director

                       MBSC, LLC++                Chief Financial 4/02 - Present
                                                  Officer and
                                                  Manager, Board of
                                                  Managers
                       Boston Safe Advisors,      Chief          10/01 - Present
                       Inc. ++                    FinancialOfficer
                                                  and Director

                       Dreyfus Service            Chief          12/98 - Present
                       Corporation++              Financial       8/00 - Present
                                                  Officer
                                                  Director

                       Dreyfus Consumer Credit    Treasurer      10/98 - Present
                       Corporation ++

                       Dreyfus Investment         Treasurer      10/98 - Present
                       Advisors, Inc. ++

                       Dreyfus-Lincoln, Inc.      Vice President 10/98 - Present
                       c/o Mellon Corporation     Director        2/02 - Present
                       Two Greenville Center
                       4001 Kennett Pike
                       Suite 218
                       Greenville, DE 19807

WILLIAM H. MARESCA     The TruePenny              Vice President 10/98 - Present
Controller             Corporation++              Director        2/02 - Present
(Continued)

                       The Trotwood Corporation++ Vice President    10/98 - 7/99

                       Trotwood Hunters           Vice President    10/98 - 7/99
                       Corporation++

                       Trotwood Hunters Site A Vice President 10/98 - 7/99 Corp. ++
                                                  Chief Financial 5/98 - Present
                       Dreyfus Transfer, Inc. ++  Officer
                       Dreyfus Service            Treasurer       3/99 - Present
                       Organization, Inc.++

                       Dreyfus Insurance Agency   Assistant       5/98 - Present
                       of Massachusetts,          Treasurer
                       Inc. ++

MARY BETH LEIBIG       None
Vice President -
Human Resources

ANGELA E. PRICE        None
Vice President

THEODORE A. SCHACHAR   Lighthouse Growth          Assistant       9/02 - Present
Vice President - Tax   Advisors LLC++             Treasurer
                                                  Vice President 10/96 - Present
                       Dreyfus Service            -Tax
                       Corporation++              Vice President  4/02 - Present
                                                  -Tax
                       MBSC, LLC++

                       The Dreyfus Consumer       Chairman        6/99 - Present
                       Credit Corporation ++      President       6/99 - Present


                       Dreyfus Investment         Vice President 10/96 - Present
                       Advisors, Inc.++           Tax

                       Dreyfus Service            Vice President 10/96 - Present
                       Organization, Inc.++       -Tax

WENDY STRUTT           None
Vice President

RAYMOND J. VAN COTT    Mellon Financial           Vice President  7/98 - Present
Vice President -       Corporation+
Information Systems

JAMES BITETTO          The TruePenny              Secretary       9/98 - Present
Assistant Secretary    Corporation++

                       Dreyfus Service            Assistant       8/98 - Present
                       Corporation++              Secretary

                       Dreyfus Investment         Assistant       7/98 - Present
                       Advisors, Inc.++           Secretary

                       Dreyfus Service            Assistant       7/98 - Present
                       Organization, Inc.++       Secretary

JAMES BITETTO          The Dreyfus Consumer       Vice President  2/02 - Present
Assistant Secretary    Credit Corporation++       and Director
(Continued)

STEVEN F. NEWMAN       Dreyfus Transfer, Inc. ++  Vice President  2/97 - Present
Assistant Secretary                               Director        2/97 - Present
                                                  Secretary       2/97 - Present

                       Dreyfus Service            Secretary       7/98 - Present
                       Organization, Inc.++

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


                                            C-12

Item 27.    Principal Underwriters
________    ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC U.S. Mortgage Securities Fund
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus Bond Funds, Inc.
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Index Funds, Inc.
27)      Dreyfus Institutional Cash Advantage Funds
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Insured Municipal Bond Fund, Inc.
31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
32)      Dreyfus International Funds, Inc.
33)      Dreyfus Investment Grade Funds, Inc.
34)      Dreyfus Investment Portfolios
35)      The Dreyfus/Laurel Funds, Inc.
36)      The Dreyfus/Laurel Funds Trust
37)      The Dreyfus/Laurel Tax-Free Municipal Funds
38)      Dreyfus LifeTime Portfolios, Inc.
39)      Dreyfus Liquid Assets, Inc.
40)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)      Dreyfus Massachusetts Municipal Money Market Fund
42)      Dreyfus Massachusetts Tax Exempt Bond Fund
43)      Dreyfus Midcap Index Fund, Inc.
44)      Dreyfus Money Market Instruments, Inc.
45)      Dreyfus Municipal Bond Fund, Inc.
46)      Dreyfus Municipal Cash Management Plus
47)      Dreyfus Municipal Money Market Fund, Inc.
48)      Dreyfus New Jersey Intermediate Municipal Bond Fund
49)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)      Dreyfus New York Municipal Cash Management
51)      Dreyfus New York Tax Exempt Bond Fund, Inc.
52)      Dreyfus New York Tax Exempt Intermediate Bond Fund
53)      Dreyfus New York Tax Exempt Money Market Fund
54)      Dreyfus U.S. Treasury Intermediate Term Fund
55)      Dreyfus U.S. Treasury Long Term Fund
56)      Dreyfus 100% U.S. Treasury Money Market Fund
57)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)      Dreyfus Pennsylvania Municipal Money Market Fund
59)      Dreyfus Premier California Municipal Bond Fund
60)      Dreyfus Premier Equity Funds, Inc.
61)      Dreyfus Premier Fixed Income Funds
62)      Dreyfus Premier International Funds, Inc.
63)      Dreyfus Premier GNMA Fund
64)      Dreyfus Premier Municipal Bond Fund
65)      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)      Dreyfus Premier New Leaders Fund, Inc.
67)      Dreyfus Premier New York Municipal Bond Fund
68)      Dreyfus Premier Opportunity Funds
69)      Dreyfus Premier State Municipal Bond Fund
70)      Dreyfus Premier Stock Funds
71)      The Dreyfus Premier Third Century Fund, Inc.
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Premier Worldwide Growth Fund, Inc.
74)      Dreyfus Short-Intermediate Government Fund
75)      Dreyfus Short-Intermediate Municipal Bond Fund
76)      The Dreyfus Socially Responsible Growth Fund, Inc.
77)      Dreyfus Stock Index Fund, Inc.
78)      Dreyfus Tax Exempt Cash Management
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund
91)      Mellon Funds Trust


((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.







Item 28.       Location of Accounts and Records
_______        ________________________________

               1.  The Bank of New York
                   100 Church Street, 10th floor
                   New York, New York 10007

               2.  Dreyfus Transfer, Inc.
                   200 Park Avenue
                   New York, New York 10166

               3.  The Dreyfus Corporation
                   200 Park Avenue
                   New York, New York 10166

Item 29.       Management Services
_______        ___________________

               Not Applicable

Item 30.       Undertakings
_______        ____________

               None







                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of December, 2003.

                          DREYFUS MUNICIPAL FUNDS, INC.
                 (Formerly, DREYFUS BASIC MUNICIPAL FUND, INC.)

                            BY: /S/STEPHEN E. CANTER*
                                STEPHEN E. CANTER, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURES                                 TITLE                 DATE

/s/Stephen E. Canter*                  President                       12/29/03
____________________________          (Principal
Stephen E. Canter                     Executive Officer)

/s/James Windels*                      Treasurer (Principal            12/29/03
____________________________           Financial and Accounting
James Windels                          Officer)

/s/David Burke*                        Director                        12/29/03
____________________________
David Burke

/s/Samuel Chase*                       Director                        12/29/03
____________________________
Samuel Chase

/s/Gordon J. Davis*                    Director                        12/29/03
____________________________
Gordon J. Davis

/s/Joseph S. DiMartino*                Director                        12/29/03
____________________________
Joseph S. DiMartino

/s/Joni Evans*                         Director                        12/29/03
____________________________
Joni Evans

/s/Arnold S. Hiatt*                    Director                       12/29/03
____________________________
Arnold S. Hiatt

/s/Burton Wallack*                     Director                       12/29/03
____________________________
Burton Wallack

*BY:
           /S/JOHN B. HAMMALIAN
           John B. Hammalian,
           Attorney-in-Fact


                                      INDEX OF EXHIBITS


EXHIBIT NO.

23(a)(2) Certificate of Correction to Articles of Amendment and Certificate of Correction to Articles Supplementary.

23(j)         Consent of Ernst & Young LLP.

23(n)         Rule 18f-3 Plan, revised as of June 6, 2003.

23(p)         Code of Ethics.